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Exhibit 10.129

WORLD FINANCIAL NETWORK CREDIT CARD MASTER NOTE TRUST

Issuer

And

UNION BANK, N.A.

Indenture Trustee

FOURTH AMENDED AND RESTATED
 SERIES 2009-VFN INDENTURE SUPPLEMENT

Dated as of February 28, 2014

FOURTH AMENDED AND RESTATED SERIES 2009-VFN INDENTURE SUPPLEMENT, dated as of February 28, 2014 (the "Indenture Supplement"), between WORLD FINANCIAL NETWORK CREDIT CARD MASTER NOTE TRUST, a trust organized and existing under the laws of the State of Delaware (herein, the "Issuer" or the "Trust"), and UNION BANK, N.A. (successor to The Bank of New York Mellon Trust Company N.A., formerly known as The Bank of New York Trust Company, N.A. and as successor to BNY Midwest Trust Company), a national banking association, not in its individual capacity, but solely as indenture trustee (herein, together with its successors in the trusts thereunder as provided in the Master Indenture referred to below, the "Indenture Trustee") under the Master Indenture, dated as of August 1, 2001 (as amended from time to time, the "Indenture"), between the Issuer and the Indenture Trustee (the Indenture, together with this Indenture Supplement, the "Agreement").

WHEREAS, the parties hereto are party to the Third Amended and Restated Series 2009-VFN Indenture Supplement, dated as of June 13, 2012 (the "Existing Indenture Supplement").

NOW THEREFORE, in consideration of the mutual agreements contained herein, the Existing Indenture Supplement is hereby amended and restated in its entirety as follows and each party agrees as follows for the benefit of the other party and the Series 2009-VFN  Noteholders:

Pursuant to Section 2.11 of the Indenture, the Transferor may direct the Issuer to issue one or more Series of Notes.  The Principal Terms of this Series are set forth in this Indenture Supplement to the Indenture.

ARTICLE I.

Creation of the Series 2009-VFN Notes

Section 1.1  Designation.

(a) Pursuant to the Indenture and the Existing Indenture Supplement, a Series of Notes was issued known as "World Financial Network Credit Card Master Note Trust, Series 2009-VFN" or the "Series 2009-VFN Notes."  The Series 2009-VFN Notes were issued in four Classes, known as the "Class A Series 2009-VFN Floating Rate Asset Backed Notes", the "Class M Series 2009-VFN Asset Backed Notes", the "Class B Series 2009-VFN Asset Backed Notes", and the "Class C Series 2009-VFN Asset Backed Notes".  The Series 2009-VFN Notes shall be Variable Interests.

(b)  The Class A Notes may from time to time be divided into separate ownership tranches (each a "Class A Ownership Tranche") which shall be identical in all respects, except for their respective Class A Maximum Principal Balances, Class A Principal Balances and certain matters relating to the rate and payment of interest.  The initial allocation of Class A Notes among Class A Ownership Tranches shall be made, and reallocations among such Class A Ownership Tranches or new Class A Ownership Tranches may be made, as provided in Section 4.1 of this Indenture Supplement and the Class A Note Purchase Agreement.

(c)  Series 2009-VFN shall be included in Group One and shall be a Principal Sharing Series.  Series 2009-VFN shall be an Excess Allocation Series with respect to Group One only.  Series 2009-VFN shall not be subordinated to any other Series.

ARTICLE II.

Definitions

Section 2.1  Definitions.

(a)  Whenever used in this Indenture Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and the masculine as well as the feminine and neuter genders of such terms.

"Additional Amounts" means, for any date of determination, the sum of (x) the Class A Additional Amounts, (y) the Class M Additional Amounts and (z) the Class B Additional Amounts.

"Additional Minimum Transferor Amount" means (a) as of any date of determination falling in November, December and January of each calendar year, the product of (i) 2% and (ii) the sum of (A) the Aggregate Principal Receivables and (B) if such date of determination occurs prior to the Certificate Trust Termination Date, the amount on deposit in the Excess Funding Account and (b) as of any date of determination falling in any other month, zero; provided that the amount specified in clause (a) shall be without duplication with the amount specified as the "Additional Minimum Transferor Amount" in any future supplement to the Pooling and Servicing Agreement that specifies such an amount and indicates that such amount is without duplication of the amount specified in clause (a) and in the Indenture Supplements relating to the Series outstanding on the Fourth Amendment Date (or in any future Indenture Supplement that specifies such an amount and indicates that such amount is without duplication of the amount specified in clause (a)).  The Additional Minimum Transferor Amount is specified pursuant to Section 9.7 of this Indenture Supplement as an additional amount to be considered part of the Minimum Transferor Amount.

"Aggregate Investor Default Amount" means, as to any Monthly Period, the sum of the Investor Default Amounts in respect of such Monthly Period.

"Allocation Percentage" means, with respect to any Monthly Period, the percentage equivalent of a fraction:

(a)  the numerator of which shall be equal to:

(i)  for Principal Collections during the Revolving Period and for Finance Charge Collections and Default Amounts at any time, the Collateral Amount at the end of the last day of the prior Monthly Period (or, in the case of the Monthly Period in which the Closing Date occurs, on the Closing Date), less any reductions to be made to the Collateral Amount on account of principal payments to be made on the Distribution Date falling in the Monthly Period for which the

Allocation Percentage is being calculated; provided, however, that with respect to any Monthly Period in which a Reset Date occurs as a result of a Class A Incremental Funding, Class M Incremental Funding, Class B Incremental Funding, Class C Incremental Funding or the issuance of a new Series, the numerator determined pursuant to this clause (i) shall be (A) the Collateral Amount as of the close of business on the later of the last day of the prior Monthly Period or the preceding Reset Date, in each case less any reductions to be made to the Collateral Amount on account of principal payments to be made on the Distribution Date falling in the Monthly Period for which the Allocation Percentage is being calculated (to the extent not already subtracted in determining the Collateral Amount), for the period from and including the first day of the current Monthly Period or the preceding Reset Date, as applicable, to but excluding such Reset Date and (B) the Collateral Amount as of the close of business on such Reset Date, less any reductions to be made to the Collateral Amount on account of principal payments to be made on the Distribution Date falling in the Monthly Period for which the Allocation Percentage is being calculated (to the extent not already subtracted in determining the Collateral Amount), for the period from and including such Reset Date to the earlier of the last day of such Monthly Period (in which case such period shall include such day) or the next succeeding Reset Date (in which case such period shall not include such succeeding Reset Date); or

(ii)  for Principal Collections during the Early Amortization Period and the Controlled Amortization Period, the Collateral Amount at the end of the last day of the Revolving Period, provided, however, that during the Controlled Amortization Period the Transferor may, by written notice to the Indenture Trustee, the Servicer and the Rating Agencies, reduce the numerator used for purposes of allocating Principal Collections to Series 2009-VFN at any time if (x) the Rating Agency Condition shall have been satisfied with respect to such reduction and (y) the Transferor shall have delivered to the Indenture Trustee an Officer's Certificate to the effect, based on the facts known to such officer at that time, in the reasonable belief of the Transferor, such designation will not cause a Series 2009-VFN Early Amortization Event or an event that, after the giving of notice or the lapse of time, would cause a Series 2009-VFN Early Amortization Event to occur with respect to Series 2009-VFN; and

(b)  the denominator of which shall be the greater of (x) the Aggregate Principal Receivables determined as of the close of business on the last day of the prior Monthly Period and (y) the sum of the numerators used to calculate the allocation percentages for allocations with respect to Finance Charge Collections, Principal Collections or Default Amounts, as applicable, for all outstanding Series and all outstanding Series under (and as defined in) the Pooling and Servicing Agreement (other than any Series represented by the Collateral Certificate) on such date of determination provided, that if one or more Reset Dates occur in a Monthly Period, the Allocation Percentage for the portion of the Monthly Period falling on and after such Reset Date and prior to any subsequent Reset Date will be recalculated for such period as of the close of business on the subject Reset Date.

"Available Finance Charge Collections" means, for any Monthly Period, an amount equal to the sum of (a) the Investor Finance Charge Collections for such Monthly Period, plus (b) the Excess Finance Charge Collections allocated to Series 2009-VFN for such Monthly Period.

"Available Principal Collections" means, for any Monthly Period, an amount equal to the sum of (a) the Investor Principal Collections for such Monthly Period, minus (b) the amount of Reallocated Principal Collections with respect to such Monthly Period which pursuant to Section 5.6 are required to be applied on the related Distribution Date, plus (c) any Shared Principal Collections with respect to other Principal Sharing Series (including any amounts on deposit in the Excess Funding Account that are allocated to Series 2009-VFN for application as Shared Principal Collections), plus (d) the aggregate amount to be treated as Available Principal Collections pursuant to clauses 5.4(a)(viii) and (ix) for the related Distribution Date.

"Available Spread Account Amount" means, for any Transfer Date, an amount equal to the lesser of (a) the amount on deposit in the Spread Account (exclusive of Investment Earnings on such date and before giving effect to any deposit to, or withdrawal from, the Spread Account made or to be made with respect to such date) and (b) the Required Spread Account Amount, in each case on such Transfer Date.

"Base Rate" means, as to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of the Monthly Interest, any Class A Non‑Use Fees paid pursuant to clause 5.4(a)(ii) and any Class A Rated Additional Amounts for the related Distribution Period, and the Noteholder Servicing Fee with respect to such Monthly Period, and the denominator of which is the Weighted Average Collateral Amount during such Monthly Period.

"Change in Control" means the failure of Holding to own, directly or indirectly, 100% of the outstanding shares of common stock (excluding directors' qualifying shares) of Comenity Bank.

 "Class A Additional Amounts" is defined in subsection 5.2(e).

"Class A Breakage Payment" is defined in subsection 5.2(f).

"Class A Fixed Period" is defined in subsection 5.2(a).

"Class A Funding Tranche" is defined in subsection 5.2(a).

"Class AIncremental Funding" means any increase in the Class A Principal Balance during the Revolving Period made pursuant to the Class A Note Purchase Agreement.

"Class A Incremental Principal Balance" means the amount of the increase in the Class A Principal Balance occurring as a result of any Class A Incremental Funding, which amount shall equal the aggregate amount of the purchase prices paid by the Class A Noteholders pursuant to the Class A Note Purchase Agreement with respect to such Class A Incremental Funding.

"Class A Maximum Principal Balance" means the "Maximum Class A Principal Balance" (as defined in the Class A Note Purchase Agreement), as such amount may be increased or decreased from time to time pursuant to the Class A Note Purchase Agreement. As applied to any particular Class A Note, the "Class A Maximum Principal Balance" means the portion of the overall Class A Maximum Principal Balance represented by that Class A Note.

"Class A Monthly Interest" is defined in subsection 5.2(a).

"Class A Monthly Principal" is defined in subsection 5.3(a).

"Class A Non‑Use Fee" is defined in subsection 5.2(e).

"Class A Non-Use Fee Rate" means, with respect to any Class A Ownership Group, the rate specified as the Class A Non-Use Fee Rate in a fee letter between the Transferor and the Class A Noteholders in such Class A Ownership Group.

"Class A Note Purchase Agreement" means the Fourth Amended and Restated Note Purchase Agreement, dated as of the Fourth Amendment Date, among Transferor, Servicer and each of the initial Class A Noteholders, as supplemented by the various Fee Letters referred to (and defined) therein, and as the same may be amended or otherwise modified from time to time. The Class A Note Purchase Agreement is hereby designated a "Transaction Document" for all purposes of the Agreement and this Indenture Supplement.

"Class A Noteholder" means the Person in whose name a Class A Note is registered in the Note Register.

"Class A Notes" means any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-1.

"Class A Ownership Group" means an Ownership Group (as defined in the Class A Note Purchase Agreement).

"Class A Ownership Group Percentage" means the "Ownership Group Percentage" as defined in the Class A Note Purchase Agreement.

"Class A Ownership Tranche" is defined in subsection 1.1(b).

"Class A Principal Balance" means, on any Business Day, an amount equal to the result of (a) $  , plus (b) the aggregate amount of all Class A Incremental Principal Balances for all Class A Incremental Fundings occurring after the Fourth Amendment Date and on or prior to that Business Day, minus(c) the aggregate amount of principal payments made to Class A Noteholders after the Fourth Amendment Date and on or prior to such Business Day.  As applied to any particular Class A Note, the "Class A Principal Balance" means the portion of the overall Class A Principal Balance represented by that Class A Note. The Class A Principal Balance shall be allocated among the Class A Ownership Tranches as provided in the Class A Note Purchase Agreement.

"Class A Pro Rata Percentage" means   %.

"Class A Rated Additional Amounts" is defined in subsection 5.2(e).

"Class A Required Amount" means, for any Distribution Date, an amount equal to the excess of the amounts described in clauses 5.4(a)(i), (ii) and (iii) over the Available Finance Charge Collections applied to pay such amount pursuant to subsection 5.4(a).

"Class A Scheduled Final Payment Date" means the Distribution Date falling in the twelfth month following the month in which the Controlled Amortization Period begins.

"Class A Tranche Rate" means, for any Distribution Period, the Note Rate (as defined in the Class A Note Purchase Agreement) for each Class A Ownership Tranche (or any related Class A Funding Tranche).

"Class A Unrated Additional Amounts" is defined in subsection 5.2(e).

"Class B Additional Amounts" is defined, if at all, in the applicable Class B Note Purchase Agreement.

"Class B Additional Interest" is defined in subsection 5.2(c).

"Class B Deficiency Amount" is defined in subsection 5.2(c).

"Class B Incremental Funding" means any increase in the Class B Principal Balance during the Revolving Period made pursuant to the applicable Class B Note Purchase Agreement.

"Class B Incremental Principal Balance" means the amount of the increase in the Class B Principal Balance occurring as a result of any Class B Incremental Funding, which amount shall equal the aggregate amount of the purchase prices paid by the Class B Noteholders pursuant to the Class B Note Purchase Agreement with respect to such Class B Incremental Funding.

"Class B Maximum Principal Balance" means the product of (a) a fraction, the numerator of which is the Class A Maximum Principal Balance and the denominator of which is the Class A Pro Rata Percentage and (b) the Class B Pro Rata Percentage, as such amount may be increased or decreased from time to time pursuant to the Class B Note Purchase Agreement. As applied to any particular Class B Note, the "Class B Maximum Principal Balance" means the portion of the overall Class B Maximum Principal Balance represented by that Class B Note.

"Class B Monthly Interest" is defined in subsection 5.2(c).

"Class B Monthly Principal" is defined in subsection 5.3(c).

"Class B Note Interest Rate" means 0.0%.

"Class B Note Purchase Agreement" means any of the Note Purchase Agreements, entered into among Comenity Bank, the Transferor and each party that purchases Class B Notes from the Transferor.

"Class B Noteholder" means the Person in whose name a Class B Note is registered in the Note Register.

"Class B Notes" means any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A‑3.

"Class B Principal Balance" means, on any Business Day, an amount equal to the result of (a) $  , plus (b) the aggregate amount of all Class B Incremental Principal Balances for all Class B Incremental Fundings occurring after the Fourth Amendment Date and on or prior to that Business Day, minus (c) the aggregate amount of principal payments made to Class B Noteholders after the Fourth Amendment Date and on or prior to such Business Day. As applied to any particular Class B Note, the "Class B Principal Balance" means the portion of the overall Class B Principal Balance represented by that Class B Note.

"Class B Pro Rata Percentage" means   %.

"Class B Required Amount" means, for any Distribution Date, an amount equal to the excess of the amount described in clause 5.4(a)(vi) over the Available Finance Charge Collections applied to pay such amount pursuant to subsection 5.4(a).

"Class C Additional Amounts" is defined, if at all, in the applicable Class C Note Purchase Agreement.

"Class C Additional Interest" is defined in subsection 5.2(d).

"Class C Deficiency Amount" is defined in subsection 5.2(d).

"Class CIncremental Funding" means any increase in the Class C Principal Balance during the Revolving Period made pursuant to the applicable Class C Note Purchase Agreement.

"Class C Incremental Principal Balance" means the amount of the increase in the Class C Principal Balance occurring as a result of any Class C Incremental Funding, which amount shall equal the aggregate amount of the purchase prices paid by the Class C Noteholders pursuant to the Class C Note Purchase Agreement with respect to such Class C Incremental Funding.

"Class C Maximum Principal Balance" means the product of (a) a fraction, the numerator of which is the Class A Maximum Principal Balance and the denominator of which is the Class A Pro Rata Percentage and (b) the Class C Pro Rata Percentage, as such amount may be increased or decreased from time to time pursuant to the Class C Note Purchase Agreement. As applied to any particular Class C Note, the "Class C Maximum Principal Balance" means the portion of the overall Class C Maximum Principal Balance represented by that Class C Note.

"Class C Monthly Interest" is defined in subsection 5.2(d).

"Class C Monthly Principal" is defined in subsection 5.3(d).

"Class C Note Interest Rate" means 0.0%.

"Class C Note Purchase Agreement" means any of the Note Purchase Agreements, entered into among Comenity Bank, the Transferor and each party that purchases Class C Notes from the Transferor.

"Class C Noteholder" means the Person in whose name a Class C Note is registered in the Note Register.

"Class C Notes" means any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A‑4.

"Class C Principal Balance" means, on any Business Day, an amount equal to the result of (a) $  , plus (b) the aggregate amount of all Class C Incremental Principal Balances for all Class C Incremental Fundings occurring after the Fourth Amendment Date and on or prior to that Business Day, minus (c) the aggregate amount of principal payments made to Class C Noteholders after the Fourth Amendment Date and on or prior to such Business Day. As applied to any particular Class C Note, the "Class C Principal Balance" means the portion of the overall Class C Principal Balance represented by that Class C Note.

"Class C Pro Rata Percentage" means   %.

"Class C Required Amount" means, for any Distribution Date, an amount equal to the excess of the amount described in clause 5.4(a)(vii) over the Available Finance Charge Collections applied to pay such amount pursuant to subsection 5.4(a).

"Class M Additional Amounts" is defined, if at all, in the applicable Class M Note Purchase Agreement.

"Class M Additional Interest" is defined in subsection 5.2(b).

"Class M Deficiency Amount" is defined in subsection 5.2(b).

"Class M Incremental Funding" means any increase in the Class M Principal Balance during the Revolving Period made pursuant to the applicable Class M Note Purchase Agreement.

"Class M Incremental Principal Balance" means the amount of the increase in the Class M Principal Balance occurring as a result of any Class M Incremental Funding, which amount shall equal the aggregate amount of the purchase prices paid by the Class M Noteholders pursuant to the Class M Note Purchase Agreement with respect to such Class M Incremental Funding.

"Class M Maximum Principal Balance" means the product of (a) a fraction, the numerator of which is the Class A Maximum Principal Balance and the denominator of which is the Class A Pro Rata Percentage and (b) the Class M Pro Rata Percentage, as such amount may be increased or decreased from time to time pursuant to the Class M Note Purchase Agreement. As applied to any particular Class M Note, the "Class M Maximum Principal Balance" means the portion of the overall Class M Maximum Principal Balance represented by that Class M Note.

"Class M Monthly Interest" is defined in subsection 5.2(b).

"Class M Monthly Principal" is defined in subsection 5.3(b).

"Class M Note Interest Rate" means 0.00%.

"Class M Note Purchase Agreement" means the Second Amended and Restated Class M Note Purchase Agreement, entered into among Comenity Bank and the Transferor.

"Class M Noteholder" means the Person in whose name a Class M Note is registered in the Note Register.

"Class M Notes" means any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A‑2.

"Class M Principal Balance" means, on any Business Day, an amount equal to the result of (a) $  , plus (b) the aggregate amount of all Class M Incremental Principal Balances for all Class M Incremental Fundings occurring after the Fourth Amendment Date and on or prior to that Business Day, minus (c) the aggregate amount of principal payments made to Class M Noteholders after the Fourth Amendment Date and on or prior to such Business Day. As applied to any particular Class M Note, the "Class M Principal Balance" means the portion of the overall Class M Principal Balance represented by that Class M Note.

"Class M Pro Rata Percentage" means   %.

"Class M Required Amount" means, for any Distribution Date, an amount equal to the excess of the amount described in clause 5.4(a)(v) over the Available Finance Charge Collections applied to pay such amount pursuant to subsection 5.4(a).

"Closing Date" means September 29, 2009.

"Collateral Amount" means, as of any date of determination, an amount equal to (a) the Note Principal Balance minus (b) the excess, if any, of the aggregate amount of Investor Charge-Offs and Reallocated Principal Collections over the reimbursement of such amounts pursuant to clause 5.4(a)(ix) prior to such date.

"Controlled Amortization Amount" means for any Transfer Date with respect to the Controlled Amortization Period prior to the payment in full of the Note Principal Balance, an amount equal to (a) the Note Principal Balance as of the close of business on the last day of the Revolving Period divided by (b) twelve.

"Controlled Amortization Date" means the first day of the first Monthly Period that occurs on or after the "Purchase Expiration Date" (as such term is defined in the Class A Note Purchase Agreement).

"Controlled Amortization Period" means, unless a Series 2009-VFN Early Amortization Event or a Trust Early Amortization Event shall have occurred prior thereto, the period commencing at the close of business on the first Controlled Amortization Date to occur (without being extended as provided in the applicable Note Purchase Agreement) and ending on the earlier to occur of (a) the commencement of the Early Amortization Period, and (b) the Series Termination Date, providedthat Transferor may, by written notice to the Indenture Trustee and the Lead Agent (and so long as the Early Amortization Period has not begun), cause the

Controlled Amortization Period to begin on any date earlier than the one otherwise specified above.

"Controlled Amortization Shortfall" initially means zero and thereafter means, with respect to any Monthly Period during the Controlled Amortization Period, the excess, if any, of the Controlled Payment Amount for the previous Monthly Period over the sum of the amount distributed pursuant to subsection 6.2(a) with respect to the Class A Notes for the previous Monthly Period, the amount distributed pursuant to subsection 6.2(b) with respect to the Class M Notes for the previous Monthly Period, the amount distributed pursuant to subsection 6.2(c) with respect to the Class B Notes for the previous Monthly Period and the amount distributed pursuant to subsection 6.2(d) with respect to the Class C Notes for the previous Monthly Period.

"Controlled Payment Amount" means, with respect to any Transfer Date, the sum of (a) the Controlled Amortization Amount for such Transfer Date and (b) any existing Controlled Amortization Shortfall.

"Day Count Fraction" means, as to any Class A Ownership Tranche (or Class A Funding Tranche), any Class M Note, any Class B Note or any Class C Note for any Distribution Period, a fraction (a) the numerator of which is the number of days in that Distribution Period (or, if less, the number of days during that Distribution Period during which that Class A Ownership Tranche, Class A Funding Tranche, Class M Note, Class B Note or Class C Note was outstanding, including the first, but excluding the last, such day) and (b) the denominator of which is the actual number of days in the related calendar year (or, if so specified in the related Note Purchase Agreement, 360).

"DBRS" means DBRS, Inc.

"Default Amount" means, as to any Defaulted Account, the amount of Principal Receivables (other than Ineligible Receivables, unless there is an Insolvency Event with respect to Comenity Bank or the Transferor) in such Defaulted Account on the day it became a Defaulted Account.

"Defaulted Account" means an Account in which there are Defaulted Receivables.

"Designated LIBOR Page" means Reuters Screen LIBOR01 page or such other page as may replace such page on that service or other service or services as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates of U.S. dollar deposits.

"Designated Maturity" means, for any LIBOR Determination Date, one month.

"Dilution" means any downward adjustment made by Servicer in the amount of any Receivable (a) because of a rebate, refund or billing error to an accountholder, (b) because such Receivable was created in respect of merchandise which was refused or returned by an accountholder or (c) for any other reason other than receiving Collections therefor or charging off such amount as uncollectible.

"Distribution Account" is defined in subsection 5.9(a).

"Distribution Date" means the 15th day of each calendar month thereafter, or if such 15th day is not a Business Day, the next succeeding Business Day.

"Distribution Period" means, for any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding such Distribution Date.

"Early Amortization Period" means the period commencing on the date on which a Trust Early Amortization Event or a Series 2009-VFN Early Amortization Event is deemed to occur and ending on the Series Termination Date.

"Eligible Investments" is defined in Annex A to the Indenture; provided that in no event shall any Eligible Investment be an equity security or cause the Trust to have any voting rights in respect of such Eligible Investment.

"Excess Spread Percentage" means, for any Monthly Period, a percentage equal to the Portfolio Yield for such Monthly Period minus the Base Rate for such Monthly Period.

"Finance Charge Account" is defined in Section  5.9(a).

"Finance Charge Collections" means Collections of Finance Charge Receivables.

"Finance Charge Shortfall" is defined in Section 5.7.

"Fourth Amendment Date" means February 28, 2014.

"Group One" means, Series 2009-VFN, Series 2010-A, Series 2011-A, Series 2011-B, Series 2012-A, Series 2012-B, Series 2012-C, Series 2012-D, Series 2013-A, Series 2013-B, Series 2014-A, each Series under (and as defined in) the Pooling and Servicing Agreement (other than Series represented by the Collateral Certificate) hereafter specified in the related supplement to the Pooling and Servicing Agreement to be included in Group One and each other Series hereafter specified in the related Indenture Supplement to be included in Group One.

"Incremental Funding" means a Class A Incremental Funding, a Class M Incremental Funding, a Class B Incremental Funding or a Class C Incremental Funding.

"Investment Earnings" means, for any Distribution Date, all interest and earnings on Eligible Investments included in the Spread Account (net of losses and investment expenses) during the Monthly Period immediately preceding such Distribution Date.

"Investor Charge-Offs" is defined in Section 5.5.

"Investor Default Amount" means, with respect to any Defaulted Account, an amount equal to the product of (a) the Default Amount and (b) the Allocation Percentage on the day such Account became a Defaulted Account.

"Investor Finance Charge Collections" means, for any Monthly Period, an amount equal to the aggregate amount of Finance Charge Collections (including Net Recoveries treated as

Finance Charge Collections) retained or deposited in the Finance Charge Account for Series 2009-VFN pursuant to clause 5.1(b)(i) for such Monthly Period.

"Investor Principal Collections" means, for any Monthly Period, an amount equal to the aggregate amount of Principal Collections retained or deposited in the Principal Account for Series 2009-VFN pursuant to clause 5.1(b)(ii) for such Monthly Period.

"Investor Uncovered Dilution Amount" means an amount equal to the product of (x) the Series Allocation Percentage for the related Monthly Period (determined on a weighted average basis, if one or more Reset Dates occur during that Monthly Period), times(y) the aggregate Dilutions occurring during that Monthly Period as to which any deposit is required to be made to the Excess Funding Account pursuant to subsection 3.9(a) of the Transfer and Servicing Agreement or subsection 3.9(a) of the Pooling and Servicing Agreement but has not been made, provided that, to the extent the Transferor Amount is greater than zero at the time the deposit referred to in clause (y) is required to be made, the Investor Uncovered Dilution Amount for such amount to be deposited shall be deemed to be zero.

"LIBOR" means, for any Distribution Period, an interest rate per annum for each Distribution Period determined by the Indenture Trustee in accordance with the provisions of Section 5.12.

"LIBOR Determination Date" means (i) September 27, 2009 for the period from and including the Closing Date through and including November 15, 2009 and (ii) the second London Business Day prior to the commencement of the second and each subsequent Distribution Period.

"London Business Day" means any day on which dealings in deposits in United States dollars are transacted in the London interbank market.

"Majority Noteholders" means for purposes of Section 7.1, (a) at any time that the Class A Notes are Outstanding, Holders of the Class A Notes representing more than 50% of the Class A Principal Balance and (b) at any time when Class A Notes are no longer Outstanding, Holdings of Series 2009-VFN Notes representing more than 50% of the Note Principal Balance.

"Mandatory Limited Amortization Amount" means, for any Transfer Date with respect to the Mandatory Limited Amortization Period (beginning with the Transfer Date in the Monthly Period following the Monthly Period in which the Mandatory Limited Amortization Period begins) and the Transfer Date in the Monthly Period in which the Controlled Amortization Period commences (unless the Non-Renewing Purchaser Class A Principal Balance shall have been reduced to zero prior to such date), the lesser of (a) the Non-Renewing Purchaser Class A Principal Balance as of the Mandatory Limited Amortization Date, divided by 12 (with the quotient rounded up to the nearest dollar) and (b) the excess of the Non-Renewing Purchaser Class A Principal Balance over the Mandatory Limited Amortization Target.

"Mandatory Limited Amortization Date" means, the Purchase Expiration Date (without giving effect to a requested extension) but only if all of the following have occurred:  (x) the Transferor has requested an extension of such Purchase Expiration Date, (y) there are one or more Non-Renewing Ownership Groups and (z) the Issuer has not repaid the outstanding Non-

Renewing Purchaser Class A Principal Balance on or prior to the related Purchase Expiration Date (without giving effect to the requested extension).

"Mandatory Limited Amortization Period" means the period commencing on the first day of the first Monthly Period that commences on or after the Mandatory Limited Amortization Date and ending the earliest to occur of (x) the payment in full of the Non-Renewing Purchaser Class A Principal Balance, (y) the commencement of the Controlled Amortization Period or the Early Amortization Period and (z) the Series Termination Date.

"Mandatory Limited Amortization Shortfall" means, with respect to any Payment Date, the excess, if any, of (a) the Mandatory Limited Payment Amount for the preceding Payment Date over (b) the amounts paid pursuant to Section 5.4(b) with respect to Class A Monthly Principal.

"Mandatory Limited Amortization Target" means, with respect to any Transfer Date, (a) the Non-Renewing Purchaser Class A Principal Balance as of the Mandatory Limited Amortization Date less (b) the product (rounded up to the nearest dollar) of (i) a fraction, the numerator of which is the number of full Monthly Periods that have elapsed during the Mandatory Limited Amortization Period as of such Transfer Date (which, for the avoidance of doubt, shall exclude the Monthly Period in which such Transfer Date falls), and the denominator of which is 12 and (ii) the Non-Renewing Purchaser Class A Principal Balance as of the Mandatory Limited Amortization Date.

"Mandatory Limited Payment Amount" means, with respect to any Transfer Date with respect to the Mandatory Limited Amortization Period, beginning with the Payment Date in the Monthly Period immediately following the Monthly Period in which the Mandatory Limited Amortization Period begins, and the Transfer Date in the Monthly Period in which the Controlled Amortization Period commences (unless the Non-Renewing Purchaser Class A Principal Balance shall have been reduced to zero prior to such date), the sum of (a) the Mandatory Limited Amortization Amount for such Payment Date, plus (b) any existing Mandatory Limited Amortization Shortfall.

"Maximum Principal Balance" means the sum of (a) the Class A Maximum Principal Balance, (b) the Class M Maximum Principal Balance, (c) the Class B Maximum Principal Balance and (d) the Class C Maximum Principal Balance.

"Minimum Transferor Amount" means (a) prior to the Certificate Trust Termination Date, the "Minimum Transferor Amount" under (and as defined in) the Pooling and Servicing Agreement and (b) on and after the Certificate Trust Termination Date, the "Minimum Transfer Amount" as defined in Annex A to the Indenture.

"Monthly Interest" means, for any Distribution Date, the sum of the Class A Monthly Interest, the Class M Monthly Interest, the Class B Monthly Interest and the Class C Monthly Interest for such Distribution Date.

"Monthly Period" means the period from and including the first day of the calendar month preceding a related Distribution Date to and including the last day of such calendar month.

"Monthly Principal" means, on any Distribution Date, the sum of the Class A Monthly Principal, the Class M Monthly Principal, the Class B Monthly Principal and the Class C Monthly Principal with respect to such date.

"Monthly Principal Reallocation Amount" means, for any Monthly Period, an amount equal to the sum of: (a) the lesser of (i) the sum of Class A Required Amount and the Servicing Fee Required Amount and (ii) the excess, if any, of the Collateral Amount over the Class A Principal Balance on the related Distribution Date (after giving effect to Investor Charge-Offs for the related Monthly Period), (b) the lesser of (i) the Class M Required Amount and (ii) the excess of the Collateral Amount over the sum of the Class A Principal Balance and the Class M Principal Balance on the related Distribution Date (after giving effect to Investor Charge-Offs for the related Monthly Period and unreimbursed Reallocated Principal Collections (as of the previous Payment Date and as required in clause (a) above for the current Monthly Period)) and (c) the lesser of (i) the Class B Required Amount and (ii) the excess of the Collateral Amount over the sum of the Class A Principal Balance, the Class B Principal Balance and the Class C Principal Balance on the related Distribution Date (after giving effect to Investor Charge-Offs for the related Monthly Period and as required in clauses (a) and (b) above for the current Monthly Period).

"Non-Renewing Ownership Group" means, commencing on the related Mandatory Limited Amortization Date, any Class A Ownership Group that has not consented to the extension of the Purchase Expiration Date when requested as described in the Class A Note Purchase Agreement.

"Non-Renewing Purchaser Class A Principal Balance" means the outstanding principal balance of the Class A Notes allocated to Non-Renewing Ownership Groups.

"Non-Renewing Purchaser Scheduled Distribution Date" means the Distribution Date falling in the twelfth month following the month in which the Mandatory Limited Amortization Period begins.

"Note Principal Balance" means, as of any Business Day, the sum of (a) the Class A Principal Balance, (b) the Class M Principal Balance, (c) the Class B Principal Balance and (d) the Class C Principal Balance.

"Note Purchase Agreements" means the Class A Note Purchase Agreement, the Class M Note Purchase Agreement, the Class B Note Purchase Agreement and the Class C Note Purchase Agreement.

"Noteholder Servicing Fee" is defined in Section 3.1.

"Optional Amortization Amount" is defined in subsection 4.1(b).

"Optional Amortization Date" is defined in subsection 4.1(b).

"Optional Amortization Notice" is defined in subsection 4.1(b).

"Percentage Allocation" is defined in paragraph 5.1(b)(ii)(y).

"Portfolio Yield" means, for any Monthly Period, the annualized percentage equivalent of a fraction, (a) the numerator of which is equal to (i) the Available Finance Charge Collections (excluding any Excess Finance Charge Collections), minus (ii) the Aggregate Investor Default Amount and the Investor Uncovered Dilution Amount for such Monthly Period and (b) the denominator of which is the Weighted Average Collateral Amount during such Monthly Period.

"Principal Account" is defined in subsection 5.9(a).

"Principal Collections" means Collections of Principal Receivables.

"Principal Shortfall" is defined in Section 5.8.

"Pro Rata Allocation" has the meaning specified in the Class A Note Purchase Agreement.

"Pro Rata Funding Event" has the meaning specified in the Class A Note Purchase Agreement.

"Quarterly Excess Spread Percentage" means, with respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the sum of the Excess Spread Percentages determined with respect to such Distribution Date and the immediately preceding two Distribution Dates and the denominator of which is three.

"Quarterly Payment Rate Percentage" means, with respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the sum of the Payment Rate Percentages determined with respect to such Distribution Date and the immediately preceding two Distribution Dates, and the denominator of which is three.  For purposes of the foregoing calculation, the "Payment Rate Percentage" for any Distribution Date shall equal the percentage equivalent of a faction, the numerator which is the aggregate Collections received during the immediately preceding Monthly Period, and the denominator of which is the total Principal Receivables held by the Issuer as of the opening of business on the first day of such immediately preceding Monthly Period.

"Rating Agency" means DBRS.

"Rating Agency Condition" means, notwithstanding anything to the contrary in the Indenture, with respect to Series 2009-VFN and any action subject to such condition, DBRS shall have notified the Issuer in writing that such action will not result in a reduction or withdrawal of their respective ratings of any outstanding Class of Series 2009-VFN Notes for which such Rating Agency provides a rating.

"Reallocated Principal Collections" means, for any Transfer Date, Investor Principal Collections applied in accordance with Section 5.6 in an amount not to exceed the Monthly Principal Reallocation Amount for the related Monthly Period.

"Reassignment Amount" means, for any Transfer Date, after giving effect to any deposits and distributions otherwise to be made on the related Distribution Date, the sum of (i) the Note Principal Balance on the related Distribution Date, plus (ii) Monthly Interest for the related

Distribution Date and any Monthly Interest previously due but not distributed to the Series 2009-VFN Noteholders, plus (iii) the amount of Class M Additional Interest, if any, for the related Distribution Date and any Class M Additional Interest previously due but not distributed to the Series 2009-VFN Noteholders on a prior Distribution Date, plus (iv) the amount of Class B Additional Interest, if any, for the related Distribution Date and any Class B Additional Interest previously due but not distributed to the Series 2009-VFN Noteholders on a prior Distribution Date, plus (v) the amount of the Class C Additional Interest, if any, for the related Distribution Date and any Class C Additional Interest previously due but not distributed to the Series 2009-VFN Noteholders on a prior Distribution Date, plus (vi) the amount of Class A Non-Use Fees, if any, for the related Distribution Date and any Class A Non-Use Fees previously due but not distributed to the Series 2009-VFN Noteholders on a prior Distribution Date, plus (vii) the amount of Additional Amounts, if any, for the related Distribution Date and any Additional Amounts previously due but not distributed to the Series 2009-VFN Noteholders on a prior Distribution Date.

"Record Date" means, for purposes of Series 2009-VFN with respect to any Distribution Date or Optional Amortization Date, the date falling five Business Days prior to such date.

"Reference Banks" means four major banks in the London interbank market selected by the Servicer.

"Refinancing Date" is defined in subsection 4.1(c).

"Required Class B Principal Balance" means on any date of determination, the Class B Pro Rata Percentage times the Note Principal Balance.

"Required Class C Principal Balance" means on any date of determination, the Class C Pro Rata Percentage times the Note Principal Balance.

"Required Class M Principal Balance" means on any date of determination, the Class M Pro Rata Percentage times the Note Principal Balance.

"Required Retained Transferor Percentage" means, for purposes of Series 2009-VFN, 4%.

"Required Spread Account Amount" means, for any Distribution Date, (a) the product of (i) the Spread Account Percentage in effect on such date and (ii) during (x) the Revolving Period, the Collateral Amount and (y) thereafter, the Collateral Amount as of the last day of the Revolving Period; provided, that in no event will the Required Spread Account Amount exceed the Class B Principal Balance (after taking into account any payments to be made on such Distribution Date).

"Reset Date" means:

(a)  each Addition Date and each "Addition Date" (as such term is defined in the Pooling and Servicing Agreement), in each case relating to Supplemental Accounts;

(b)  each Removal Date and each "Removal Date" (as such term is defined in the Pooling and Servicing Agreement) on which, if any Series of Notes or any Series under (and as defined in) the Pooling and Servicing Agreement has been paid in full, Principal Receivables equal to the initial Collateral Amount or initial Principal Balance for that Series are removed from the Receivables Trust;

(c)  each date on which there is an increase in the outstanding balance of any Variable Interest or "Variable Interest" (as such term is defined in the Pooling and Servicing Agreement); and

(d)  each date on which a new Series or Class of Notes is issued and each date on which a new "Series" or "Class" (each as defined in the Pooling and Servicing Agreement) of investor certificates is issued by the Certificate Trust.

"Revolving Period" means the period from and including the Closing Date to, but not including, the earlier of (a) the day the Controlled Amortization Period commences and (b) the day the Early Amortization Period commences.  For the avoidance of doubt, the Revolving Period shall not terminate upon the commencement of a Mandatory Limited Amortization Period; provided that for purposes of Section 8.5 of the Master Indenture, the Mandatory Limited Amortization Period shall be deemed to be an Amortization Period.

"Series 2009-VFN" means the Series of Notes the terms of which are specified in this Indenture Supplement.

"Series 2009-VFN Early Amortization Event" is defined in Section 7.1.

"Series 2009-VFN Note" means a Class A Note, a Class M Note, a Class B Note or a Class C Note.

"Series 2009-VFN Noteholder" means a Class A Noteholder, a Class M Noteholder, a Class B Noteholder or a Class C Noteholder.

"Series Account" means, (a) with respect to Series 2009-VFN, the Finance Charge Account, the Principal Account, the Spread Account and the Distribution Account, and (b) with respect to any other Series, the "Series Accounts" for such Series as specified in the Indenture and the applicable Indenture Supplement for such Series.

"Series Allocation Percentage" means, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Allocation Percentage for Finance Charge Collections for that Monthly Period and the denominator of which is the sum of the Allocation Percentage for Finance Charge Receivables for all outstanding Series on such date of determination; provided that if one or more Reset Dates occur in a Monthly Period, the Series Allocation Percentages for the portion of the Monthly Period falling on and after each such Reset Date and prior to any subsequent Reset Date will be determined using a denominator which is equal to the sum of the numerators used in determining the Allocation Percentage for Finance Charge Receivables for all outstanding Series as of the close of business on the subject Reset Date.

"Series Servicing Fee Percentage" means 2% per annum.

"Series Termination Date" means the earliest to occur of (a) the Distribution Date falling in the Controlled Amortization Period or an Early Amortization Period on which the Collateral Amount is paid in full, (b) the termination of the Trust pursuant to the Agreement, (c) the Distribution Date on or closest to the date falling 46 months after the commencement of the Early Amortization Period and (d) the Distribution Date on or closest to the date falling 58 months after the commencement of the Controlled Amortization Period.

"Servicing Fee Required Amount" means, for any Distribution Date, an amount equal to the excess of the amount described in clause 5.4(a)(iv) over the Available Finance Charge Collections applied to pay such amount pursuant to subsection 5.4(a).

"Specified Transferor Amount" means, as of any date of determination, the Minimum Transferor Amount (including the Additional Minimum Transferor Amount, if any) as of such date of determination.

"Spread Account" is defined in subsection 5.10(a).

"Spread Account Deficiency" means the excess, if any, of the Required Spread Account Amount over the Available Spread Account Amount.

"Spread Account Percentage" is defined in the applicable Class B Note Purchase Agreement.

"Target Amount" is defined in clause 5.1(b)(i).

 "Tranche Invested Amount" has the meaning specified in the Class A Note Purchase Agreement.

"Transfer" means any sale, transfer, assignment, exchange, participation, pledge, hypothecation, rehypothecation, or other grant of a security interest in or disposition of, a Note.

"Weighted Average Class A Principal Balance" means, as to any Class A Ownership Tranche (or Class A Funding Tranche) for any Distribution Period, the quotient of (a) the summation of the portion of the Class A Principal Balance allocated to that Class A Ownership Tranche (or Class A Funding Tranche) determined as of each day in that Distribution Period, divided by (b) the number of days in that Distribution Period (or, if less, the number of days during that Distribution Period during which that Class A Ownership Tranche or Class A Funding Tranche was outstanding).

"Weighted Average Collateral Amount" means, for any Monthly Period, the quotient of (a) the summation of the Collateral Amount determined as of each day in that Monthly Period, divided by (b) the number of days in that Monthly Period.

(b)  Each capitalized term defined herein shall relate to the Series 2009-VFN Notes and no other Series of Notes issued by the Trust, unless the context otherwise requires.  All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in Annex A to the Master Indenture, or, if not defined therein, in the Note Purchase Agreements.

(c)  The interpretive rules specified in Section 1.2 of the Indenture also apply to this Indenture Supplement.  If any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Indenture Supplement shall be controlling.

ARTICLE III.

Noteholder Servicing Fee

Section 3.1  Servicing Compensation.  The share of the Servicing Fee allocable to Series 2009-VFN for any Transfer Date (the "Noteholder Servicing Fee") shall be equal to one-twelfth of the product of (a) the Series Servicing Fee Percentage and (b) the Weighted Average Collateral Amount for the preceding Monthly Period; provided, however, that with respect to the first Transfer Date, the Noteholder Servicing Fee shall instead equal 32/360 of such product.  The remainder of the Servicing Fee shall be paid by the holders of the Transferor Interest or the noteholders of other Series (as provided in the related Indenture Supplements) and in no event shall the Trust, the Indenture Trustee or the Series 2009-VFN Noteholders be liable for the share of the Servicing Fee to be paid by the holders of the Transferor Interest or the noteholders of any other Series.

Section 3.2  Representations and Warranties.  The parties hereto agree that the representations, warranties and covenants set forth in Schedule I shall be a part of this Indenture Supplement for all purposes.

ARTICLE IV.

Variable Funding Mechanics
Section 4.1  Variable Funding Mechanics

(a)  Class A Incremental Fundings.  From time to time during the Revolving Period and prior to the Purchase Expiration Date, Transferor and Servicer may notify the Lead Agent and one or more Class A Noteholders that a Class A Incremental Funding will occur, subject to the conditions of the Class A Note Purchase Agreement, with respect to the related Class A Ownership Tranche(s) on the next or any subsequent Business Day by delivering a Notice of Class A Incremental Funding (as defined in the Class A Note Purchase Agreement) executed by Transferor and Servicer to the Lead Agent and the Administrative Agent for each such Class A Noteholder, specifying the amount of such Class A Incremental Funding and the Business Day upon which such Class A Incremental Funding is to occur, provided that a Class A Incremental Funding shall not be requested from an Administrative Agent for a Class A Noteholder that is a Non-Renewing Ownership Group if the Incremental Funding would occur on or after the Purchase Expiration Date (without giving effect to any requested extension of the Purchase Expiration to which the related Non-Renewing Ownership Group did not consent).  The amount of Class A Incremental Funding allocated to each Class A Ownership Group shall be a minimum amount of $1,000,000 or a higher integral multiple thereof for each Class A Ownership Group, except that a Class A Incremental Funding may be requested in the entire remaining Class A Purchase Limit of the related Class A Ownership Group.  At any time that a Pro Rata Funding Event has occurred and is continuing, the amount of each Class A Incremental Funding shall be allocated among the Class A Ownership Groups on a pro rata basis based on their respective Class A Ownership Group Percentages; provided that if a Pro Rata Funding Event has occurred and is continuing, the amount of the Class A Incremental Funding may be allocated among the Class A Ownership Groups on a non-pro rata basis if such allocation results in a Pro Rata Allocation among the Class A Ownership Groups after giving effect to the Class A Incremental Funding.  Upon any Class A Incremental Funding, the Class A Principal Balance, the Collateral Amount, the Note Principal Balance and the Allocation Percentage shall increase as provided herein.  For each Class A Incremental Funding, the Class A Principal Balance shall increase in an amount equal to the Class A Incremental Principal Balance.  The increase in the Class A Principal Balance shall be allocated to the Class A Notes held by the Class A Noteholders from which purchase prices were received in connection with the Class A Incremental Funding in proportion to the amount of such purchase prices received.

(b)  Optional Amortization.  On any Business Day in the Revolving Period or the Controlled Amortization Period, Transferor may cause Servicer to provide notice to the Indenture  Trustee, the Lead Agent and the affected Noteholders (an "Optional Amortization Notice") at least two Business Days prior to any Business Day (the "Optional Amortization Date") stating its intention to cause a full or partial amortization of the Class A Notes, the Class M Notes, the Class B Notes and the Class C Notes with Available Principal Collections on the Optional Amortization Date, in full, or in part in an amount (the "Optional Amortization Amount"), which shall be allocated among the Class A Notes, the Class M Notes, the Class B Notes and the Class C Notes, based on the Class A Pro Rata Percentage, the Class M Pro Rata Percentage, the Class B Pro Rata Percentage and the Class C Pro Rata Percentage, respectively; provided that if as a result of the payment of a Mandatory Limited Payment Amount, the Class B Principal Balance exceeds the Required Class B Principal Balance or the Class C Principal Balance exceeds the Required Class C Principal Balance, the Optional Amortization Amount may be allocated on a non-pro rata basis among the Classes of Series 2009-VFN Notes in order to reduce the Class B Principal Balance to an amount not less than the Required Class B Principal Balance and to reduce the Class C Principal Balance to an amount not less than the Required Class C Principal Balance. The portion of the Optional Amortization Amount allocated to any Class A Ownership Group shall be in an aggregate amount not less than $1,000,000 or a higher integral multiple thereof, except that the Optional Amortization Amount allocated to any Class A Ownership Group may equal the entire Principal Balance of the related Class A Note for such Class A Ownership Group.  The Optional Amortization Notice shall state the Optional Amortization Date, the Optional Amortization Amount and the allocation of such Optional Amortization Amount among the various Classes and Class A Ownership Groups; provided that at any time that a Pro Rata Funding Event has occurred and is continuing, the Class A Pro Rata Percentage of the Optional Amortization Amount shall be allocated among the Class A Ownership Groups on a pro rata basis based on their respective Class A Ownership Group Percentages; provided further that if a Pro Rata Funding Event has occurred and is continuing, and a Pro Rata Allocation does not exist on the related Optional Amortization Date, then the Class A Pro Rata Percentage of the Optional Amortization Amount shall instead be allocated among the Class A Ownership Groups on a non-pro rata basis such that a Pro Rata Allocation would exist after giving effect to application of the Optional Amortization Amount, or if the requested Optional Amortization Amount is not large enough to achieve a Pro Rata Allocation, allocated in a manner reasonably determined by the Transferor to most closely align the Tranche Invested Amounts of each Class A Ownership Group in proportion to the respective Class A Ownership Group Percentages.

(c)  The Optional Amortization Amount shall be paid from Shared Principal Collections pursuant to Section 5.8.  Allocation of the Optional Amortization Amount among the various outstanding Class A Funding Tranches shall be at the discretion of Transferor, and accrued interest and any Class A Additional Amounts on the affected Class A Funding Tranches shall be payable on the first Distribution Date on or after the related Optional Amortization Date.  On the Business Day prior to each Optional Amortization Date, Servicer shall instruct the Indenture Trustee in writing (which writing shall be substantially in the form of Exhibit B) to withdraw from the Collection Account and deposit into the Distribution Account, to the extent of the available funds held therein as Shared Principal Collections pursuant to Section 5.8, an amount sufficient to pay the Optional Amortization Amount on that Optional Amortization Date, and the Indenture Trustee, acting in accordance with such instructions, shall on such Business Day make such withdrawal and deposit.

(d)  Refinanced Optional Amortization.  On any Business Day in the Revolving Period or the Controlled Amortization Period, Transferor may, with the consent of each affected Series 2009-VFN Noteholder, cause Servicer to provide notice to the Indenture Trustee, the Lead Agent and all of the Series 2009-VFN Noteholders at least five Business Days prior to any Business Day (the "Refinancing Date") stating its intention to cause the Series 2009-VFN Notes to be prepaid in full or in part on the Refinancing Date by causing all or a portion of the Collateral Amount to be conveyed to one or more Persons (who may be the Noteholders of a new Series issued substantially contemporaneously with such prepayment) for a cash purchase price in an amount equal to the sum of (i) the Collateral Amount (or the portion thereof that is being conveyed), plus (ii) accrued and unpaid interest on the Collateral Amount (or the portion thereof that is being conveyed) through the Refinancing Date, plus (iii) any accrued and unpaid Class A Non‑Use Fees and Class A Additional Amounts in respect of the Collateral Amount (or portion thereof that is being conveyed) through the Refinancing Date. In the case of any such conveyance, the purchase price shall be deposited in the Collection Account and shall be distributed to the applicable Series 2009-VFN Noteholders on the Refinancing Date in accordance with the terms of this Indenture Supplement and the Indenture; provided that after giving effect to any such conveyance and application of the purchase price, (i) the Class M Principal Balance shall not be less than the Required Class M Principal Balance, (ii) the Class B Principal Balance shall not be less than the Required Class B Principal Balance and (iii) the Class C Principal Balance shall not be less than the Required Class C Principal Balance.  At any time that a Pro Rata Funding Event has occurred and is continuing, the amount of any reduction in the Class A Principal Balance on a Refinancing Date shall be allocated among the Class A Ownership Groups on a pro rata basis based on their respective Class A Ownership Group Percentages; provided however that if a Pro Rata Funding Event has occurred and is continuing, and a reduction is requested at such time as a Pro Rata Allocation does not exist, then the amount of such reduction shall instead be allocated among the Class A Ownership Groups on a non-pro rata basis such that a Pro Rata Allocation would exist among the Class A Ownership Groups after giving effect to the payments made on the Refinancing Date, or if the requested refinancing amount is not large enough to achieve a Pro Rata Allocation, allocated in a manner reasonably determined by the Transferor to most closely align the Tranche Invested Amounts of each Class A Ownership Group in proportion to the respective Class A Ownership Group Percentages.

(e)  Class M Incremental Fundings.  From time to time during the Revolving Period, Transferor and Servicer may, to the extent permitted by the applicable Class M Note Purchase Agreement, notify the Class M Noteholders that a Class M Incremental Funding will occur, subject to the conditions, if any, of the applicable Class M Note Purchase Agreements, on any Business Day by delivering a Notice of Class M Incremental Funding (as defined in the applicable Class M Note Purchase Agreement) executed by Transferor and Servicer to the Class M Noteholder, specifying the amount of such Class M Incremental Funding and the Business Day upon which such Class M Incremental Funding is to occur (which shall fall at least three Business Days after the date of such Notice).  Upon any Class M Incremental Funding, the Class M Principal Balance, the Collateral Amount, the Note Principal Balance and the Allocation Percentage shall increase as provided herein.

(f)  Class B Incremental Fundings.  From time to time during the Revolving Period, Transferor and Servicer may, to the extent permitted by the applicable Class B Note Purchase Agreement, notify the Class B Noteholders that a Class B Incremental Funding will occur, subject to the conditions, if any, of the applicable Class B Note Purchase Agreements, on any Business Day by delivering a Notice of Class B Incremental Funding (as defined in the applicable Class B Note Purchase Agreement) executed by Transferor and Servicer to the Class B Noteholder, specifying the amount of such Class B Incremental Funding and the Business Day upon which such Class B Incremental Funding is to occur (which shall fall at least three Business Days after the date of such Notice).  Upon any Class B Incremental Funding, the Class B Principal Balance, the Collateral Amount, the Note Principal Balance and the Allocation Percentage shall increase as provided herein.

(g)  Class C Incremental Fundings.  From time to time during the Revolving Period, Transferor and Servicer may, to the extent permitted by the applicable Class C Note Purchase Agreement, notify the Class C Noteholders that a Class C Incremental Funding will occur, subject to the conditions, if any, of the applicable Class C Note Purchase Agreements, on any Business Day by delivering a Notice of Class C Incremental Funding (as defined in the applicable Class C Note Purchase Agreement) executed by Transferor and Servicer to the Class C Noteholder, specifying the amount of such Class C Incremental Funding and the Business Day upon which such Class C Incremental Funding is to occur (which shall fall at least three Business Days after the date of such Notice).  Upon any Class C Incremental Funding, the Class C Principal Balance, the Collateral Amount, the Note Principal Balance and the Allocation Percentage shall increase as provided herein.

Section 4.2  Maximum Principal Balances.  The initial Maximum Principal Balances of each Series 2009-VFN Note is as set forth on the related Series 2009-VFN Notes.  The Maximum Principal Balance of each Series 2009-VFN Note may be reduced or increased from time to time as provided in the related Note Purchase Agreement.  Increases and decreases in the overall Maximum Principal Balance are not required to be made ratably among the various Classes of Notes.  Any decrease in the Maximum Principal Balance of any Series 2009-VFN Note shall be permanent, unless a subsequent increase in the Maximum Principal Balance is made in accordance with the related Note Purchase Agreement.

ARTICLE V.

Rights of Series 2009-VFN Noteholders and Allocation and Application of Collections

Section 5.1  Collections and Allocations

(a)  Allocations.  Finance Charge Collections, Principal Collections and Defaulted Receivables allocated to Series 2009-VFN pursuant to Article VIII of the Indenture shall be allocated and distributed as set forth in this Article.

(b)  Allocations to the Series 2009-VFN Noteholders.  The Servicer shall on the Date of Processing, allocate to the Series 2009-VFN Noteholders the following amounts as set forth below:

(i)  Allocations of Finance Charge Collections. The Servicer shall allocate to the Series 2009-VFN Noteholders an amount equal to the product of (A) the Allocation Percentage and (B) the aggregate Finance Charge Collections processed on such Date of Processing and shall deposit such amount into the Finance Charge Account, provided that, with respect to each Monthly Period falling in the Revolving Period (and with respect to that portion of each Monthly Period in the Controlled Amortization Period falling on or after the day on which Collections of Principal Receivables equal to the related Controlled Amortization Amount have been allocated pursuant to clause 5.1(b)(ii)),Collections of Finance Charge Receivables shall be transferred into the Finance Charge Account only until such time as the aggregate amount so deposited equals the product of (x) 1.5 and (y) the sum (the "Target Amount") of (A) the Monthly Interest for the related Distribution Date, (B) the Class A Non-Use Fee and the Class A Rated Additional Amounts, if any, (C)  if Comenity Bank is not the Servicer, the Noteholder Servicing Fee (and if Comenity Bank is the Servicer, then amounts that otherwise would have been transferred into the Finance Charge Account pursuant to this clause (C) shall instead by returned to Comenity Bank as payment of the Noteholder Servicing Fee), (D) any amount required to be deposited in the Spread Account on the related Transfer Date and (E) the sum of the Investor Default Amounts for the prior Monthly Period and any Investor Uncovered Dilution Amount for the prior Monthly Period; provided further, that, notwithstanding the preceding proviso, if on any Business Day the Servicer determines that the Target Amount for a Monthly Period exceeds the Target Amount for that Monthly Period as previously calculated by Servicer, then (x) Servicer shall (on the same Business Day) inform Transferor of such determination, and (y) within two Business Days of receiving such notice Transferor shall deposit into the Finance Charge Account funds in an amount equal to the amount of Collections of Finance Charge Receivables allocated to the Noteholders for that Monthly Period but not deposited into the Finance Charge Account due to the operation of the preceding proviso (but not in excess of the amount required so that the aggregate amount deposited for the subject Monthly Period equals the Target Amount); and provided, further, if on any Transfer Date the Transferor Amount is less than the Specified Transferor Amount after giving effect to all transfers and deposits on that Transfer Date, Transferor shall, on that Transfer Date, deposit into the Principal Account funds in an amount equal to the amounts of Available Finance Charge Collections that are required to be treated as

Available Principal Collections pursuant to clause 5.4(a)(viii)and (ix) but are not available from funds in the Finance Charge Account as a result of the operation of second preceding proviso.

With respect to any Monthly Period when deposits of Collections of Finance Charge Receivables into the Finance Charge Account are limited to deposits up to 1.5 times the Target Amount in accordance with clause (i) above, notwithstanding such limitation and notwithstanding the provisions of Section 8.4(a) of the Indenture: (1) "Reallocated Principal Collections" for the related Transfer Date shall be calculated as if the full amount of Finance Charge Collections allocated to the Noteholders during that Monthly Period had been deposited in the Finance Charge Account and applied on such Transfer Date in accordance with subsection 5.4(a); and (2) Collections of Finance Charge Receivables released to Transferor pursuant to such Section 5.1(b)(i) shall be deemed, for purposes of all calculations under this Indenture Supplement, to have been retained in the Finance Charge Account and applied to the items specified in subsections 5.4(a) to which such amounts would have been applied (and in the priority in which they would have been applied) had such amounts been available in the Finance Charge Account on such Transfer Date.  To avoid doubt, the calculations referred to in the preceding clause (2) include the calculations required by clause (b) of the definition of Collateral Amount and by the definition of Portfolio Yield.

(ii)  Allocations of Principal Collections.  The Servicer shall allocate to the Series 2009-VFN Noteholders the following amounts as set forth below:

(x)  Allocations During the Revolving Period.

(1)  During the Revolving Period an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing, shall be allocated to the Series 2009-VFN Noteholders and first, retained in the Principal Account to the extent necessary, to pay the Mandatory Limited Payment Amount on the related Distribution Date, second, if an Optional Amortization Notice has been given or any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, retained in the Principal Account for application, to the extent necessary, as Optional Amortization Amounts or as Shared Principal Collections for other Principal Sharing Series on the related Distribution Date, third, deposited in the Excess Funding Account to the extent necessary so that the Transferor Amount is not less than the Specified Transferor Amount and fourth, paid to the holders of the Transferor Interest.

(2)  With respect to each Monthly Period falling in the Revolving Period, to the extent that Collections of Principal Receivables allocated to the Series 2009-VFN Noteholders pursuant to this clause 5.1(b)(ii) are paid to Transferor, Transferor shall make an amount equal to the Reallocated Principal Collections for the related Transfer Date available on that Transfer Date for application in accordance with Section 5.6.

(y)  Allocations During the Controlled Amortization Period.  During the Controlled Amortization Period an amount equal to the product of  the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing (the product for any such date is hereinafter referred to as a "Percentage Allocation") shall be allocated to the Series 2009-VFN Noteholders and transferred to the Principal Account until applied as provided herein; provided, however, that if the sum of such Percentage Allocation and all preceding Percentage Allocations with respect to the same Monthly Period exceeds the Controlled Payment Amount during the Controlled Amortization Period for the related Distribution Date, then such excess shall not be treated as a Percentage Allocation and shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Distribution Date, second, retained in the Principal Account to pay any Optional Amortization Amount on the related Optional Amortization Date, third, deposited in the Excess Funding Account to the extent necessary so that the Transferor Amount is not less than the Specified Transferor Amount and fourth, paid to the holders of the Transferor Interest.

(z)  Allocations During the Early Amortization Period.  During the Early Amortization Period, an amount equal to the product of  the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the 2009-VFN Noteholders and transferred to the Principal Account until applied as provided herein; provided, however, that after the date on which an amount of such Principal Collections equal to the Note Principal Balance has been deposited into the Principal Account such amount shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Distribution Date, second deposited in the Excess Funding Account to the extent necessary so that the Transferor Amount is not less than the Specified Transferor Amount and third paid to the holders of the Transferor Interest.

(c)  During any period when Servicer is permitted by Section 4.3 of the Pooling and Servicing Agreement or Section 8.4 of the Indenture to make a single monthly deposit to the Collection Account, amounts allocated to the Noteholders pursuant to Sections 5.1(a) and (b) with respect to any Monthly Period need not be deposited into the Collection Account or any Series Account prior to the related Transfer Date, and, when so deposited, (x) may be deposited net of any amounts required to be distributed to Transferor and, if Comenity Bank is Servicer, to Servicer, and (y) shall be deposited into the Finance Charge Account (in the case of Collections of Finance Charge Receivables) and the Principal Account (in the case of Collections of Principal Receivables (not including any Shared Principal Collections allocated to Series 2009-VFN pursuant to Section 4.15 of the Pooling and Servicing Agreement or Section 8.5 of the Indenture)).

(d)  On any date, Servicer may withdraw from the Collection Account or any Series Account any amounts inadvertently deposited in such account that should have not been so deposited.

Section 5.2  Determination of Monthly Interest.

(a)  Pursuant to the Class A Note Purchase Agreement, certain Class A Ownership Tranches may from time to time be divided into one or more subdivisions (each, as further specified in the Class A Note Purchase Agreement, a "Class A Funding Tranche") which will accrue interest on different bases.  For Class A Funding Tranches that accrue interest by reference to a commercial paper rate or LIBOR, a specified period (each, a "Class A Fixed Period") will be designated in the Class A Note Purchase Agreement during which that Class A Funding Tranche may accrue interest at a fixed rate.  The amount of monthly interest ("Class A Monthly Interest") distributable from the Distribution Account with respect to the Class A Notes on any Distribution Date shall be an amount equal to the aggregate amount of interest that accrued over that Distribution Period on each Class A Funding Tranche (plus the aggregate amount of interest that accrued over any prior Distribution Period on any Class A Funding Tranche and has not yet been paid, plus additional interest (to the extent permitted by law) on such overdue amounts at the weighted average interest rate applicable to the related Class A Ownership Tranche during that Distribution Period, and minus any overpayment of interest on the prior Distribution Date as a result of the estimation referred to below), all as determined by Servicer on the related Determination Date. For purposes of such determination, Servicer shall rely upon information provided by the various Administrative Agents pursuant to the Class A Note Purchase Agreement including estimates of the interest to accrue on any Class A Funding Tranche through the related Distribution Date. The interest accrued on any Class A Ownership Tranche (or related Class A Funding Tranche) for any Distribution Period shall be determined using the applicable Class A Tranche Rate and shall equal the product of (x) the Weighted Average Class A Principal Balance for that Class A Ownership Tranche (or Class A Funding Tranche), (y) the applicable Class A Tranche Rate and (z) the applicable Day Count Fraction.

(b)  The amount of monthly interest ("Class M Monthly Interest") distributable from the Distribution Account with respect to the Class M Notes on any Distribution Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Distribution Period and the denominator of which is 360, times (B) the Class M Note Interest Rate in effect with respect to the related Distribution Period and (ii) the average Class M Principal Balance outstanding during the preceding Monthly Period.

On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class M Deficiency Amount"), of (x) the aggregate amount accrued pursuant to this subsection 5.2(c) as of the prior Distribution Date over (y) the amount of funds actually transferred from the Distribution Account for payment of such amount.  If the Class M Deficiency Amount for any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class M Deficiency Amount is fully paid, an additional amount ("Class M Additional Interest") equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Distribution Period and the denominator of which is 360, times (B) the Class M Note Interest Rate in effect with respect to the related Distribution Period and (ii) such Class M Deficiency Amount (or the portion thereof which has not been paid to the Class M Noteholders) shall be payable as provided herein with respect to the Class M Notes.  Notwithstanding anything to the contrary herein, Class M Additional Interest shall be payable or distributed to the Class M Noteholders only to the extent permitted by applicable law.

(c)  The amount of monthly interest ("Class B Monthly Interest") distributable from the Distribution Account with respect to the Class B Notes on any Distribution Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Distribution Period and the denominator of which is 360, times (B) the Class B Note Interest Rate in effect with respect to the related Distribution Period and (ii) the average Class B Principal Balance outstanding during the preceding Monthly Period.

On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class B Deficiency Amount"), of (x) the aggregate amount accrued pursuant to this subsection 5.2(c) as of the prior Distribution Date over (y) the amount of funds actually transferred from the Distribution Account for payment of such amount.  If the Class B Deficiency Amount for any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class B Deficiency Amount is fully paid, an additional amount ("Class B Additional Interest") equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Distribution Period and the denominator of which is 360, times (B) the Class B Note Interest Rate in effect with respect to the related Distribution Period and (ii) such Class B Deficiency Amount (or the portion thereof which has not been paid to the Class B Noteholders) shall be payable as provided herein with respect to the Class B Notes.  Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to the Class B Noteholders only to the extent permitted by applicable law.

(d)  The amount of monthly interest ("Class C Monthly Interest") distributable from the Distribution Account with respect to the Class C Notes on any Distribution Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Distribution Period and the denominator of which is 360, times (B) the Class C Note Interest Rate in effect with respect to the related Distribution Period and (ii) the average Class C Principal Balance outstanding during the preceding Monthly Period.

On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class C Deficiency Amount"), of (x) the aggregate amount accrued pursuant to this subsection 5.2(c) as of the prior Distribution Date over (y) the amount of funds actually transferred from the Distribution Account for payment of such amount.  If the Class C Deficiency Amount for any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class C Deficiency Amount is fully paid, an additional amount ("Class C Additional Interest") equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Distribution Period and the denominator of which is 360, times (B) the Class C Note Interest Rate in effect with respect to the related Distribution Period and (ii) such Class C Deficiency Amount (or the portion thereof which has not been paid to the Class C Noteholders) shall be payable as provided herein with respect to the Class C Notes.  Notwithstanding anything to the contrary herein, Class C Additional Interest shall be payable or distributed to the Class C Noteholders only to the extent permitted by applicable law.

(e)  In addition to Class A Monthly Interest, each Class A Noteholder (i) shall receive a monthly commitment fee (a "Class A Non-Use Fee") with respect to each Distribution Period

(or portion thereof) falling in the Revolving Period accruing at the Class A Non-Use Fee Rate based on its portion of the excess of the average Class A Maximum Principal Balance over the average Class A Principal Balance for such period and (ii) shall be entitled to receive certain other amounts identified as Class A Additional Amounts (such amounts, including Class A Breakage Payments, being "Class A Additional Amounts") in the Class A Note Purchase Agreement.  The Class A Non-Use Fee shall accrue based upon the number of days in the related Distribution Period (or the portion thereof falling in the Revolving Period) and a year of 365 or 366 days, as applicable.  Class A Additional Amounts payable on any Distribution Date shall, so long as they equal less than 0.50% of the Weighted Average Collateral Amount over the related Distribution Period, constitute "Class A Rated Additional Amounts." Any Class A Additional Amounts payable on any Distribution Date in excess of the foregoing limitation shall constitute "Class A Unrated Additional Amounts."

(f)  If any distribution of principal is made with respect to any Class A Funding Tranche with a Fixed Period and a fixed interest rate other than on (i) the last day of that Fixed Period or (ii) a Distribution Date, or if the Class A Funded Amount of any Class A Ownership Tranche is reduced by an Optional Amortization Amount in an amount greater than the amount (if any) specified in the Class A Note Purchase Agreement with respect to that Class A Ownership Tranche without the applicable number (as specified in the Class A Note Purchase Agreement) of Business Days' prior notice to the affected Holder, and in either case (i) the interest paid by the Class A Holder holding that Class A Funding Tranche to providers of funds to it to fund that Class A Funding Tranche exceeds (ii) returns earned by that Class A Holder through the related Distribution Date (or, if earlier, the last day of that Fixed Period) by redeployment of such funds in highly rated short-term money market instruments, then, upon written notice (which notice shall be signed by an officer of that Class A Holder with knowledge of and responsibility for such matters and shall set forth in reasonable detail the basis for requesting the amounts) from such Class A Holder to Servicer, such Class A Holder shall be entitled to receive additional amounts in the amount of such excess (each, a "Class A Breakage Payment") on the Distribution Date on or after the date such distribution of principal is made with respect to that Funding Tranche, so long as such written notice is received not later than noon, New York City time, on the Transfer Date related to such Distribution Date. For purposes of calculations under this paragraph, any payment received by a Class A Holder later than noon, New York City time, on any day shall be deemed to have been received on the next day.

Section 5.3  Determination of Class A Monthly Principal, Class M Monthly Principal, Class B Monthly Principal and Class C Monthly Principal.

(a)  The amount of monthly principal (the "Class A Monthly Principal") to be transferred from the Principal Account with respect to the Class A Notes (i) on each Transfer Date, beginning with the Transfer Date in the Monthly Period following the Monthly Period in which the Controlled Amortization Period begins (unless an Early Amortization Period shall have commenced prior to the end of the Monthly Period immediately preceding such Transfer Date), shall be equal to the least of (w) the Class A Pro Rata Percentage of the Available Principal Collections on deposit in the Principal Account with respect to such Transfer Date, (x) the Class A Pro Rata Percentage of the Controlled Payment Amount for such Transfer Date, (y) the Collateral Amount (after taking into account any adjustments to be made on such Transfer Date and the related Distribution Date pursuant to Sections 5.5 and 5.6), and (z) the Class A

Principal Balance, and (ii) on each Transfer Date, beginning with the Transfer Date in the Monthly Period following the Monthly Period in which the Early Amortization Period begins, shall be equal to the least of (x) the Available Principal Collections on deposit in the Principal Account with respect to such Transfer Date, (y) the Collateral Amount (after taking into account any adjustments to be made on such Transfer Date and the related Distribution Date pursuant to Sections 5.5 and 5.6), and (z) the Class A Principal Balance and (iii) on each Transfer Date, beginning with the Transfer Date in the Monthly Period following the Monthly Period in which the Mandatory Limited Amortization Period begins and ending on the Transfer Date in the Monthly Period in which the Controlled Amortization Period begins (unless an Early Amortization Period shall have commenced prior to the end of the Monthly Period immediately preceding such Transfer Date), shall be equal to the least of (x) the Class A Senior Percentage of the Available Principal Collections on deposit in the Principal Account with respect to such Transfer Date, (y) prior to the Non-Renewing Purchaser Scheduled Distribution Date, the Class A Senior Percentage of the Mandatory Limited Payment Amount for such Transfer Date, and (z) the Non-Renewing Purchaser Class A Principal Balance.

(b)  The amount of monthly principal (the "Class M Monthly Principal") to be transferred from the Principal Account with respect to the Class M Notes (i) on each Transfer Date, beginning with the Transfer Date in the Monthly Period following the Monthly Period in which the Controlled Amortization Period begins (unless an Early Amortization Period shall have commenced prior to the end of the Monthly Period immediately preceding such Transfer Date), shall be equal to the least of (w) the Class M Pro Rata Percentage of the Available Principal Collections on deposit in the Principal Account with respect to such Transfer Date, (x) the Class M Pro Rata Percentage of the Controlled Payment Amount for such Transfer Date, (y) the Collateral Amount (after taking into account any adjustments to be made on such Transfer Date and the related Distribution Date pursuant to Sections 5.5 and 5.6 and the payment of Class A Monthly Principal), and (z) the Class M Principal Balance, and (ii) on each Transfer Date, beginning with the Transfer Date in the Monthly Period following the Monthly Period in which the Early Amortization Period begins, shall be equal to the least of (x) the excess of the Available Principal Collections on deposit in the Principal Account with respect to such Transfer Date, over the portion of such Available Principal Collections applied to Class A Monthly Principal on such Transfer Date, (y) the Collateral Amount (after taking into account any adjustments to be made on such Transfer Date and the related Distribution Date pursuant to Sections 5.5 and 5.6 and the payment of Class A Monthly Principal), and (z) the Class M Principal Balance.

(c)  The amount of monthly principal (the "Class B Monthly Principal") to be transferred from the Principal Account with respect to the Class B Notes (i) on each Transfer Date beginning with the Transfer Date in the Monthly Period following the Monthly Period in which the Controlled Amortization Period begins (unless an Early Amortization Period shall have commenced prior to the end of the Monthly Period immediately preceding such Transfer Date), shall be equal to the least of (w) the Class B Pro Rata Percentage of the Available Principal Collections on deposit in the Principal Account with respect to such Transfer Date, (x) the Class B Pro Rata Percentage of the Controlled Payment Amount for such Transfer Date, (y) the Collateral Amount (after taking into account any adjustments to be made on such Transfer Date and the related Distribution Date pursuant to Sections 5.5 and 5.6 and the payment of Class A Monthly Principal and Class M Monthly Principal), and (z) the Class B Principal

Balance, and (ii) on each Transfer Date, beginning with the Transfer Date in the Monthly Period following the Monthly Period in which the Early Amortization Period begins, shall be equal to the least of (x) the excess of the Available Principal Collections on deposit in the Principal Account with respect to such Transfer Date, over the portion of such Available Principal Collections applied to Class A Monthly Principal, and Class M Monthly Principal on such Transfer Date, (y) the Collateral Amount (after taking into account any adjustments to be made on such Transfer Date and the related Distribution Date pursuant to Sections 5.5 and 5.6 and the payment of Class A Monthly Principal and Class M Monthly Principal), and (z) the Class B Principal Balance.

(d)  The amount of monthly principal (the "Class C Monthly Principal") to be transferred from the Principal Account with respect to the Class C Notes (i) on each Transfer Date beginning with the Transfer Date in the Monthly Period following the Monthly Period in which the Controlled Amortization Period begins (unless an Early Amortization Period shall have commenced prior to the end of the Monthly Period immediately preceding such Transfer Date), shall be equal to the least of (w) the Class C Pro Rata Percentage of the Available Principal Collections on deposit in the Principal Account with respect to such Transfer Date, (x) the Class C Pro Rata Percentage of the Controlled Payment Amount for such Transfer Date, (y) the Collateral Amount (after taking into account any adjustments to be made on such Transfer Date and the related Distribution Date pursuant to Sections 5.5 and 5.6 and the payment of Class A Monthly Principal, Class M Monthly Principal and Class B Monthly Principal), and (z) the Class C Principal Balance, and (ii) on each Transfer Date, beginning with the Transfer Date in the Monthly Period following the Monthly Period in which the Early Amortization Period begins, shall be equal to the least of (x) the excess of the Available Principal Collections on deposit in the Principal Account with respect to such Transfer Date, over the portion of such Available Principal Collections applied to Class A Monthly Principal, Class M Monthly Principal and Class B Monthly Principal on such Transfer Date, (y) the Collateral Amount (after taking into account any adjustments to be made on such Transfer Date and the related Distribution Date pursuant to Sections 5.5 and 5.6 and the payment of the Class A Monthly Principal, Class M Monthly Principal and Class B Monthly Principal), and (z) the Class C Principal Balance.

Section 5.4  Application of Available Finance Charge Collections and Available Principal Collections.  On or before each Transfer Date, the Servicer shall instruct the Indenture Trustee in writing (which writing shall be substantially in the form of Exhibit B) to withdraw and the Indenture Trustee, acting in accordance with such instructions, shall withdraw on such Transfer Date or related Distribution Date, as applicable, to the extent of available funds, the amount required to be withdrawn from the Finance Charge Account, the Principal Account, the Principal Funding Account and the Distribution Account as follows:

(a)  On each Transfer Date, an amount equal to the Available Finance Charge Collections with respect to the related Distribution Date will be distributed or deposited in the following priority:

(i)  an amount equal to the unpaid Class A Monthly Interest for such Distribution Date shall be deposited by Servicer or the Indenture Trustee into the

Distribution Account for distribution to the Class A Noteholders in accordance with Section 6.2;

(ii)  an amount equal to the unpaid Class A Non-Use Fee, if any, not paid by the Transferor pursuant to the Class A Note Purchase Agreement for the related Distribution Period plus any Class A Non-Use Fee due but not paid to the Class A Noteholders on any prior Distribution Date shall be deposited by Servicer or the Indenture Trustee into the Distribution Account for distribution to the Class A Noteholders in accordance with Section 6.2;

(iii)  an amount equal to the Class A Rated Additional Amounts, if any, for the related Distribution Period plus any Class A Rated Additional Amounts due but not paid to the Class A Noteholders on any prior Distribution Date shall be deposited by Servicer or the Indenture Trustee into the Distribution Account for distribution to the Class A Noteholders in accordance with Section 6.2;

(iv)  an amount equal to the Noteholder Servicing Fee for such Transfer Date, plus the amount of any Noteholder Servicing Fee previously due but not distributed to the Servicer on a prior Transfer Date, shall be distributed to the Servicer;

(v)  an amount equal to the unpaid Class M Monthly Interest for such Distribution Date, plus any Class M Deficiency Amount, plus the amount of any Class M Additional Interest for such Distribution Date, plus the amount of any Class M Additional Interest previously due but not distributed to Class M Noteholders on a prior Distribution Date shall be deposited by the Servicer or Indenture Trustee into the Distribution Account;

(vi)  an amount equal to the unpaid Class B Monthly Interest for such Distribution Date, plus any Class B Deficiency Amount, plus the amount of any Class B Additional Interest for such Distribution Date, plus the amount of any Class B Additional Interest previously due but not distributed to Class B Noteholders on a prior Distribution Date shall be deposited by the Servicer or Indenture Trustee into the Distribution Account;

(vii)  an amount equal to the unpaid Class C Monthly Interest for such Distribution Date, plus any Class C Deficiency Amount, plus the amount of any Class C Additional Interest for such Distribution Date, plus the amount of any Class C Additional Interest previously due but not distributed to Class C Noteholders on a prior Distribution Date shall be deposited by the Servicer or Indenture Trustee into the Distribution Account;

(viii)  an amount equal to the Aggregate Investor Default Amount and any Investor Uncovered Dilution Amount for such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date and, during the Controlled Amortization Period or the Early Amortization Period, deposited into the Principal Account on the related Transfer Date to the extent needed to pay Monthly Principal on the related Distribution Date;

(ix)  an amount equal to the sum of the aggregate amount of Investor Charge-Offs and the amount of Reallocated Principal Collections which have not been previously reimbursed pursuant to this clause (ix) shall be treated as a portion of Available Principal Collections for such Distribution Date and, during the Controlled Amortization Period or the Early Amortization Period, deposited into the Principal Account on the related Transfer Date to the extent needed to pay Monthly Principal on the related Distribution Date;

(x)  an amount equal to the amounts required to be deposited in the Spread Account pursuant to subsection 5.10(f) shall be deposited into the Spread Account as provided in subsection 5.10(f);

(xi)  an amount equal to the aggregate Class A Unrated Additional Amounts will be paid to the Class A Noteholders; and, in the event of any shortfall in the amount of Available Finance Charge Collections available for distribution in respect of Class A Unrated Additional Amounts, (x) the Available Finance Charge Collections shall be allocated ratably to each Class A Ownership Tranche in accordance with its Class A Principal Balance and (y) any Available Finance Charge Collections allocated pursuant to clause (x) to any Class A Ownership Tranche in excess of its Class A Unrated Additional Amounts shall be reallocated to each Class A Ownership Tranche that has a remaining shortfall in the Available Finance Charge Collections allocated to it pursuant to clause (xii) in order to cover its Class A Unrated Additional Amounts, which reallocation shall be made ratably in accordance with the portion of the Principal Balances of all remaining Class A Ownership Tranches represented by the Principal Balance of such remaining Class A Ownership Tranche;

(xii)  an amount equal to any payments owed to any Class M Noteholders or any other Person pursuant to any Class M Note Purchase Agreement shall be paid to such Class M Noteholder or other Person;

(xiii)  an amount equal to any payments owed to any Class B Noteholders or any other Person pursuant to the Class B Note Purchase Agreement shall be paid to such Class B Noteholder or other Person;

(xiv)  an amount equal to any payments owed to any Class C Noteholders or any other Person pursuant to the Class C Note Purchase Agreement shall be paid to such Class C Noteholder or other Person; and

(xv)  the balance, if any, will constitute a portion of Excess Finance Charge Collections for such Distribution Date.

(b)  During the Revolving Period, an amount equal to the Available Principal Collections for the related Monthly Period will be treated as Shared Principal Collections and applied in accordance with Section 8.5 of the Indenture; provided, however, during any Mandatory Limited Amortization Period and on the Non-Renewing Purchaser Scheduled Distribution Date, an amount equal to  the Available Principal Collections for the related Monthly Period shall be distributed or deposited in the following order of priority:

(i)  an amount equal to the Class A Monthly Principal shall be deposited into the Distribution Account on such Transfer Date for payment to the Class A Noteholders in each Class A Ownership Group that is a Non-Renewing Ownership Group, on a pro rata basis, until the Non-Renewing Purchaser Class A Principal Balance has been reduced to zero;

(ii)  an amount equal to the Class M Monthly Principal shall be deposited into the Distribution Account on such Transfer Date for payment to the Class M Noteholders in each  Class M Ownership Group that is a Non-Renewing Ownership Group, on a pro rata basis, until the Non-Renewing Purchaser Class M Principal Balance has been reduced to zero; and

(iii)  the balance shall be treated as Shared Principal Collections and applied in accordance with Section 8.5 of the Indenture.

(c)  On each Transfer Date following any Monthly Period during the Controlled Amortization Period or the Early Amortization Period, an amount equal to the Available Principal Collections for the related Monthly Period shall be distributed or deposited in the following order of priority:

(i)  an amount equal to the Class A Monthly Principal for such Transfer Date shall be deposited into the Distribution Account on such Transfer Date and on each subsequent Transfer Date for payment to the Class A Noteholders on the related Distribution Date until the Class A Principal Balance has been paid in full;

(ii)  an amount equal to the Class M Monthly Principal for such Transfer Date, if any, shall be deposited into the Distribution Account on such Transfer Date and on each subsequent Transfer Date for payment to the Class M Noteholders on the related Distribution Date until the Class M Principal Balance has been paid in full;

(iii)  an amount equal to the Class B Monthly Principal for such Transfer Date, if any, shall be deposited into the Distribution Account on such Transfer Date and on each subsequent Transfer Date for payment to the Class B Noteholders on the related Distribution Date until the Class B Principal Balance has been paid in full;

(iv)  an amount equal to the Class C Monthly Principal for such Transfer Date, if any, shall be deposited into the Distribution Account on such Transfer Date and on each subsequent Transfer Date for payment to the Class C Noteholders on the related Distribution Date until the Class C Principal Balance has been paid in full; and

(v)  the balance shall be treated as Shared Principal Collections and applied in accordance with Section 8.5 of the Indenture.

(d)  On each Distribution Date, the Indenture Trustee shall pay in accordance with Section 6.2 to the Class A Noteholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to clauses 5.4(a)(i) through (iii) and (xi) on the preceding Transfer Date, to the Class M Noteholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to clauses 5.4(a)(v) and (xii), to the Class B Noteholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to clauses 5.4(a)(vi) and (xiii) and to the Class C Noteholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to clauses 5.4(a)(vii) and (xiv).

Section 5.5  Investor Charge-Offs.  On each Determination Date, the Servicer shall calculate the Aggregate Investor Default Amount and any Investor Uncovered Dilution Amount for the related Distribution Date.  If, on any Distribution Date, the sum of the Aggregate Investor Default Amount and any Investor Uncovered Dilution Amount for such Distribution Date exceeds the sum of the amount of Available Finance Charge Collections with respect to such Distribution Date, the Collateral Amount will be reduced (but not below zero) by the amount of such excess (such reduction, an "Investor Charge-Off").

Section 5.6  Reallocated Principal Collections.  On each Transfer Date, the Servicer shall apply, or shall instruct the Indenture Trustee in writing to apply, Reallocated Principal Collections with respect to that Transfer Date, to fund any deficiency pursuant to and in the priority set forth in clauses 5.4(a)(i) through (v) after giving effect to any withdrawal from the Spread Account to cover such payments.  On each Transfer Date, the Collateral Amount shall be reduced by the amount of Reallocated Principal Collections for such Transfer Date.

Section 5.7  Excess Finance Charge Collections.  Series 2009-VFN shall be an Excess Allocation Series with respect to Group One only.  For this purpose, each outstanding series of certificates issued by World Financial Network Credit Card Master Trust (other than series represented by the Collateral Certificate) shall be deemed to be a Series in Group One. Subject to Section 8.6 of the Indenture, Excess Finance Charge Collections with respect to the Excess Allocation Series in Group One for any Transfer Date will be allocated to Series 2009-VFN in an amount equal to the product of (x) the aggregate amount of Excess Finance Charge Collections with respect to all the Excess Allocation Series in Group One for such Distribution Date and (y) a fraction, the numerator of which is the Finance Charge Shortfall for Series 2009-VFN for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all the Excess Allocation Series in Group One for such Distribution Date.  The "Finance Charge Shortfall" for Series 2009-VFN for any Distribution Date will be equal to the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to clauses 5.4(a)(i) through (ix) on such Distribution Date over (b) the Available Finance Charge Collections with respect to such Distribution Date (excluding any portion thereof attributable to Excess Finance Charge Collections).

Section 5.8  Shared Principal Collections.  Subject to Section 4.4 of the Pooling and Servicing Agreement and Section 8.5 of the Indenture, Shared Principal Collections allocable to Series 2009-VFN on any Transfer Date shall equal the product of (x) the aggregate amount of Shared Principal Collections with respect to all Principal Sharing Series for such Transfer Date and (y) a fraction, the numerator of which is the Principal Shortfall for Series 2009-VFN for such Transfer Date and the denominator of which is the aggregate amount of Principal Shortfalls for all the Series which are Principal Sharing Series for such Transfer Date.  For this purpose, each outstanding series of certificates issued by World Financial Network Credit Card Master Trust (other than series represented by the Collateral Certificate) shall be deemed to be a Principal Sharing Series.  The "Principal Shortfall" for Series 2009-VFN for any Transfer Date shall equal, the excess, if any, of the sum, without duplication, of any Mandatory Limited Payment Amount,

Optional Amortization Amounts, Class A Monthly Principal, Class M Monthly Principal, Class B Monthly Principal and Class C Monthly Principal with respect to such Transfer Date over the amount of Available Principal Collections for such Transfer Date (excluding any portion thereof attributable to Shared Principal Collections).

Section 5.9  Certain Series Accounts.

(a)  The Indenture Trustee shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Noteholders, three segregated trust accounts with such Eligible Institution (the "Finance Charge Account", the "Principal Account" and the "Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2009-VFN Noteholders.  The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Finance Charge Account, the Principal Account and the Distribution Account and in all proceeds thereof.  The Finance Charge Account, the Principal Account and the Distribution Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 2009-VFN Noteholders.  If at any time the institution holding the Finance Charge Account, the Principal Account and the Distribution Account ceases to be an Eligible Institution, the Transferor shall notify the Indenture Trustee in writing, and the Indenture Trustee upon being notified (or the Servicer on its behalf) shall, within ten (10) Business Days, establish a new Finance Charge Account, a new Principal Account, a new Principal Accumulation Account and a new Distribution Account meeting the conditions specified above with an Eligible Institution, and shall transfer any cash or any investments to such new Finance Charge Account, new Principal Account, new Principal Accumulation Account and new Distribution Account.  The Indenture Trustee, at the written direction of the Servicer, shall make withdrawals from the Finance Charge Account, the Principal Account and the Distribution Account from time to time, in the amounts and for the purposes set forth in this Indenture Supplement.  Indenture Trustee at all times shall maintain accurate records reflecting each transaction in the Finance Charge Account, the Principal Account and the Distribution Account.

(b)  Funds on deposit in the Finance Charge Account, the Principal Account and the Distribution Account, from time to time shall be invested and reinvested at the direction of the Servicer by the Indenture Trustee in Eligible Investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date.

The Indenture Trustee shall hold such of the Eligible Investments as consists of instruments, deposit accounts, negotiable documents, money, goods, letters of credit, and advices of credit in the State of New York and/or Illinois. The Indenture Trustee shall hold such of the Eligible Investments as constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Indenture Trustee that (a) such investment property shall at all times be credited to a securities account of the Indenture Trustee, (b) such securities intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (c) all property credited to such securities account shall be treated as a financial asset, (d) such securities intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (e) such securities intermediary will not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by such other person or entity, (f) such securities accounts and the property credited thereto shall not be subject to any lien, security interest or right of set-off in favor of such securities intermediary or anyone claiming through it (other than the Indenture Trustee), and (g) such agreement shall be governed by the laws of the State of New York. Terms used in the preceding sentence that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.

Section 5.10  Spread Account.

(a)  On or prior to the Closing Date, the Indenture Trustee shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Class B Noteholders and the Transferor, a segregated account (the "Spread Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class B Noteholders and the Transferor.  Except as otherwise provided in this Section 5.10, the Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Spread Account and in all proceeds thereof.  The Spread Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Class B Noteholders and the holder of the Transferor Interest.  If at any time the institution holding the Spread Account ceases to be an Eligible Institution, the Servicer shall notify the Indenture Trustee in writing, and the Indenture Trustee upon being notified (or the Servicer on its behalf) shall, within ten (10) Business Days (or such longer period as to which the Rating Agencies may consent) establish a new Spread Account meeting the conditions specified above with an Eligible Institution and shall transfer any cash or any investments to such new Spread Account.  The Indenture Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Spread Account from time to time in an amount up to the Available Spread Account Amount at such time, for the purposes set forth in this Indenture Supplement, and (ii) on each Transfer Date prior to termination of the Spread Account, make a deposit into the Spread Account in the amount specified in, and otherwise in accordance with, subsection 5.10(e).

(b)  Funds on deposit in the Spread Account shall be invested at the written direction of the Servicer by the Indenture Trustee in Eligible Investments.  Funds on deposit in the Spread Account on any Transfer Date, after giving effect to any withdrawals from and deposits to the Spread Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date.

The Indenture Trustee shall hold such of the Eligible Investments as consists of instruments, deposit accounts, negotiable documents, money, goods, letters of credit, and advices of credit in the State of New York. The Indenture Trustee shall hold such of the Eligible Investments as constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Indenture Trustee that (a) such investment property shall at all times be credited to a securities account of the Indenture Trustee, (b) such securities intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (c) all property credited to such securities account shall be treated as a financial asset, (d) such securities intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (e) such securities intermediary will not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by such other person or entity, (f) such securities accounts and the property credited thereto shall not be subject to any lien, security interest, or right of set-off in favor of such securities intermediary or anyone claiming through it (other than the Indenture Trustee), and (g) such agreement shall be governed by the laws of the State of New York. Terms used in the preceding sentence that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC. Except as permitted by this subsection 5.10(b), the Indenture Trustee shall not hold Eligible Investments through an agent or a nominee.

On each Transfer Date (but subject to subsection 5.10(c)), the Investment Earnings, if any, accrued since the preceding Transfer Date on funds on deposit in the Spread Account shall be paid to the holders of the Transferor Interest by the Indenture Trustee upon written direction of the Servicer.  For purposes of determining the availability of funds or the balance in the Spread Account for any reason under this Indenture Supplement (subject to subsection 5.10(c)), all Investment Earnings shall be deemed not to be available or on deposit; provided that after the maturity of the Series 2009-VFN Notes has been accelerated as a result of an Event of Default, all Investment Earnings shall be added to the balance on deposit in the Spread Account and treated like the rest of the Available Spread Account Amount.

(c)  If, on any Transfer Date, the aggregate amount of Available Finance Charge Collections is less than the aggregate amount required to be deposited pursuant to clause 5.4(a)(x), the Indenture Trustee, at the written direction of the Servicer, shall withdraw from the Spread Account the amount of such deficiency up to the Available Spread Account Amount and, if the Available Spread Account Amount is less than such deficiency, Investment Earnings credited to the Spread Account, and deposit such amount in the Distribution Account for payment to the Class B Noteholders in respect of interest on the Class B Notes.

(d)  On the earlier of Series Termination Date and the date on which the Class A Principal Balance and Class M Principal Balance have been paid in full, after applying any funds on deposit in the Spread Account as described in subsection 5.10(c), the Indenture Trustee at the written direction of the Servicer shall withdraw from the Spread Account an amount equal to the lesser of (i) the Class B Principal Balance (after any payments to be made pursuant to subsection 5.4(c) on such date) and (ii) the Available Spread Account Amount and, if the Available Spread Account Amount is not sufficient to reduce the Class B Principal Balance to zero, Investment Earnings credited to the Spread Account up to the amount required to reduce the Class B Principal Balance to zero, and the Indenture Trustee upon the written direction of the Servicer or the Servicer shall deposit such amounts into the Collection Account for distribution to the Class B Noteholders in accordance with subsection 6.2(c).

(e)  On any day following the occurrence of an Event of Default with respect to Series 2009-VFN and acceleration of the maturity of the Series 2009-VFN Notes pursuant to Section 5.3 of the Indenture, Servicer shall withdraw from the Spread Account an amount equal to the Available Spread Account Amount and Indenture Trustee or Servicer shall deposit such amounts into the Distribution Account for distribution to the Class B Noteholders, the Class A Noteholders and the Class M Noteholders, in that order of priority, in accordance with Section 6.2, to fund any shortfalls in amounts owed to such Noteholders.

(f)  If on any Transfer Date, after giving effect to all withdrawals from the Spread Account, the Available Spread Account Amount is less than the Required Spread Account Amount then in effect, Available Finance Charge Collections, to the extent available, shall be deposited into the Spread Account pursuant to clause 5.4(a)(x) up to the amount of the Spread Account Deficiency.

(g)  If, after giving effect to all deposits to and withdrawals from the Spread Account with respect to any Transfer Date, the amount on deposit in the Spread Account exceeds the Required Spread Account Amount, the Indenture Trustee acting in accordance with the instructions of the Servicer, shall withdraw an amount equal to such excess from the Spread Account and distribute such amount to the Transferor.  On the date on which the Class B Principal Balance has been paid in full, after making any payments to the Noteholders required pursuant to subsections 5.10(c), (d) and (e), the Indenture Trustee, at the written direction of Servicer, shall withdraw from the Spread Account all amounts then remaining in the Spread Account and pay such amounts to the holders of the Transferor Interest.

Section 5.11  Investment Instructions.  Any investment instructions required to be given to the Indenture Trustee pursuant to the terms hereof must be given to the Indenture Trustee no later than 11:00 a.m., New York City time, on the date such investment is to be made.  In the event the Indenture Trustee receives such investment instruction later than such time, the Indenture Trustee may, but shall have no obligation to, make such investment.  In the event the Indenture Trustee is unable to make an investment required in an investment instruction received by the Indenture Trustee after 11:00 a.m., New York City time, on such day, such investment shall be made by the Indenture Trustee on the next succeeding Business Day.  In no event shall the Indenture Trustee be liable for any investment not made pursuant to investment instructions received after 11:00 a.m., New York City time, on the day such investment is requested to be made.  If investment instructions are not given with respect to funds in any Accounts, such funds shall remain uninvested until instructions are delivered to the Indenture Trustee in accordance with the terms hereof.

Section 5.12  Determination of LIBOR.

(a)  On each LIBOR Determination Date in respect of a Distribution Period, the Indenture Trustee shall determine LIBOR on the basis of the rate for deposits in United States dollars for a period of the Designated Maturity which appears on the Designated LIBOR Page as of 11:00 a.m., London time, on such date.  If such rate does not appear on the Designated LIBOR Page, the rate for that Distribution Period Determination Date shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period of the Designated Maturity.  The Indenture Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its rate.  If at least two (2) such quotations are provided, the rate for that Distribution Period shall be the arithmetic mean of the quotations.  If fewer than two (2) quotations are provided as requested, the rate for that Distribution Period will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period of the Designated Maturity.

(b)  LIBOR applicable to the then current and the immediately preceding Distribution Periods may be obtained by telephoning the Indenture Trustee at its corporate trust office at (312) 827-8500 or such other telephone number as shall be designated by the Indenture Trustee for such purpose by prior written notice by the Indenture Trustee to the Lead Agent each Series 2009-VFN Noteholder from time to time.

(c)  On each LIBOR Determination Date, the Indenture Trustee shall send to the Servicer by facsimile transmission or electronic mail notification of LIBOR for the following Distribution Period.

ARTICLE VI.

Delivery of Series 2009-VFN Notes; Distributions; Reports to Series 2009-VFN Noteholders

Section 6.1  Delivery and Payment for the Series 2009-VFN Notes.  The Issuer shall execute and issue, and the Indenture Trustee shall authenticate, the Series 2009-VFN Notes in accordance with Section 2.3 of the Indenture.  The Indenture Trustee shall deliver the Series 2009-VFN Notes to or upon the written order of the Trust when so authenticated.

Section 6.2  Distributions.

(a)  On each Distribution Date, the Indenture Trustee shall distribute to each Class A Noteholder of record on the related Record Date (other than as provided in Section 11.2 of the Indenture) such Class A Noteholder's portion (determined in accordance with Section 4.2 and Article V) of the amounts on deposit in the Distribution Account that are allocated and available on such Distribution Date and as are payable to the Class A Noteholders pursuant to this Indenture Supplement.

(b)  On each Distribution Date, the Indenture Trustee shall distribute to each Class M Noteholder of record on the related Record Date (other than as provided in Section 11.2 of the Indenture) such Class M Noteholder's pro rata share of the amounts on deposit in the Distribution Account that are allocated and available on such Distribution Date and as are payable to the Class M Noteholders pursuant to this Indenture Supplement.

(c)  On each Distribution Date, the Indenture Trustee shall distribute to each Class B Noteholder of record on the related Record Date (other than as provided in Section 11.2 of the Indenture) such Class B Noteholder's pro ratashare of the amounts on deposit in the Distribution Account that are allocated and available on such Distribution Date and as are payable to the Class B Noteholders pursuant to this Indenture Supplement.

(d)  On each Distribution Date, the Indenture Trustee shall distribute to each Class C Noteholder of record on the related Record Date (other than as provided in Section 11.2 of the Indenture) such Class C Noteholder's pro rata share of the amounts on deposit in the Distribution Account that are allocated and available on such Distribution Date and as are payable to the Class C Noteholders pursuant to this Indenture Supplement.

(e)  On each Distribution Date, if a shortfall in the amount of Available Finance Charge Collections available for distribution in accordance with any payment priority in clauses

5.4(a)(i), (ii), (iii) or (xi) exists, the Available Finance Charge Collections for such payment priority shall be allocated (a) ratably to each Class A Ownership Group based on the relative proportion of their respective Tranche Invested Amounts as a percentage of the Class A Principal Balance and (b) any Available Finance Charge Collections allocated pursuant to clause (a) to any Class A Ownership Group in excess of the amount owed to such Class A Ownership Group for the related payment priority shall be reallocated to each Class A Ownership Group that has a remaining shortfall in the Available Finance Charge Collections allocated to it pursuant to clause (a) in order to cover the amount owed to such Class A Ownership Group for the related payment priority, which reallocation shall be made ratably based on the relative proportion of the respective Tranche Invested Amounts of such remaining Class A Ownership Groups as a percentage of the Class A Principal Balance of the remaining Class A Ownership Groups. The amount of Available Principal Collections available for distribution pursuant to Section 5.4(c) shall be allocated to each Class A Ownership Group based on a pro rata basis based on the relative proportion of their respective Tranche Invested Amounts as a percentage of the Class A Principal Balance.

(f)  The distributions to be made pursuant to this Section 6.2 are subject to the provisions of Sections 2.6, 6.1 and 7.1 of the Transfer and Servicing Agreement, Section 11.2 of the Indenture and Section 7.1 of this Indenture Supplement.

(g)  All payments set forth herein shall be made by wire transfer of immediately available funds, provided that the Paying Agent, not less than five Business Days prior to the Record Date relating to the first distribution to such Series 2009-VFN Noteholder, has been furnished with appropriate wiring instructions in writing.

Section 6.3  Reports and Statements to Series 2009-VFN Noteholders.

(a)  On each Distribution Date, the Indenture Trustee shall forward to the Lead Agent and each Series 2009-VFN Noteholder a statement substantially in the form of Exhibit C prepared by the Servicer.

(b)  Not later than the second Business Day preceding each Distribution Date, the Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency (i) a statement substantially in the form of Exhibit B prepared by the Servicer and (ii)  a certificate of an Authorized Officer substantially in the form of Exhibit D; provided that the Servicer may amend the form of Exhibit B from time to time, with the prior written consent of the Indenture Trustee.

(c)  A copy of each statement or certificate provided pursuant to paragraph (a) or (b) may be obtained by any Series 2009-VFN Noteholder by a request in writing to the Servicer.

(d)  On or before January 31 of each calendar year, beginning with January 31, 2010, the Indenture Trustee shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 2009-VFN Noteholder, a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series 2009-VFN Noteholders, as set forth in paragraph (a) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2009-VFN

Noteholder, together with other information as is required to be provided by an issuer of indebtedness under the Code.  Such obligation of the Indenture Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code as from time to time in effect.

ARTICLE VII.

Series 2009-VFN Early Amortization Events

Section 7.1  Series 2009-VFN Early Amortization Events.  If any one of the following events shall occur with respect to the Series 2009-VFN Notes:

(a)  failure on the part of Transferor or the "Transferor" under the Pooling and Servicing Agreement (i) to make any payment or deposit required to be made by it by the terms of the Pooling and Servicing Agreement, the Collateral Series Supplement, the Transfer and Servicing Agreement, the Class A Note Purchase Agreement, the Indenture or this Indenture Supplement on or before the date occurring five (5) Business Days after the date such payment or deposit is required to be made therein or herein or (ii) duly to observe or perform in any material respect any other of its covenants or agreements set forth in the Transfer and Servicing Agreement, the Class A Note Purchase Agreement, the Pooling and Servicing Agreement, the Indenture or this Indenture Supplement, which failure has a material adverse effect on the Series 2009-VFN Noteholders and which continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Indenture Trustee, or to the Transferor and the Indenture Trustee by any Holder of the Series 2009-VFN Notes;

(b)  any representation or warranty made by Transferor or the "Transferor" under the Pooling and Servicing Agreement, in the Transfer and Servicing Agreement, the Class A Note Purchase Agreement or the Pooling and Servicing Agreement or any information contained in a computer file or microfiche list required to be delivered by it pursuant to Section 2.1 or subsection 2.6(c) of the Transfer and Servicing Agreement or Section 2.1 or subsection 2.6(c) of the Pooling and Servicing Agreement shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Indenture Trustee, or to the Transferor and the Indenture Trustee by any Holder of the Series 2009-VFN Notes and as a result of which the interests of the Series 2009-VFN Noteholders are materially and adversely affected for such period; provided, however, that a Series 2009-VFN Early Amortization Event pursuant to this subsection 6.1(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Transfer and Servicing Agreement or the Pooling and Servicing Agreement;

(c)  the Portfolio Yield averaged over three consecutive Monthly Periods is less than the Base Rate averaged over such period;

(d)  a failure by Transferor or the "Transferor" under the Pooling and Servicing Agreement to convey Receivables in Additional Accounts or Participations to the Receivables Trust within five (5) Business Days after the day on which it is required to convey such Receivables pursuant to subsection 2.6(b) of the Transfer and Servicing Agreement or subsection 2.8(b) of the Pooling and Servicing Agreement, respectively, provided that such failure shall not give rise to an Early Amortization Event if, prior to the date on which such conveyance was required to be completed, Transferor causes a reduction in the principal balance of any Variable Interest to occur, so that, after giving effect to that reduction (i) the Transferor Amount is not less than the Minimum Transferor Amount (including the Additional Minimum Transferor Amount, if any) and (ii) the sum of the aggregate amount of Principal Receivables plus amounts on deposit in the Excess Funding Account is not less than the Required Principal Balance;

(e)  any Servicer Default or any "Servicer Default" under the Pooling and Servicing Agreement shall occur which would have a material adverse effect on the Series 2009-VFN Holders;

(f)  the Class A Principal Balance shall not be paid in full on the Class A Scheduled Final Payment Date;

(g)  a Change in Control has occurred;

(h)  as on any Determination Date:

(i)  as of any date of determination, the Quarterly Payment Rate Percentage is less than   %; and

(ii)  the percentage equivalent of a fraction (A) the numerator of which is the total Principal Receivables relating to any one Merchant (other than Redcats, Limited Brands or any Merchant affiliated with any of the foregoing) as of the end of any related Monthly Period and (B) the denominator of which is the aggregate total Principal Receivables as of the end of such related Monthly Period exceeds   %.

(i)  the Pension Benefit Guaranty Corporation shall file notice of a lien pursuant to Section 4068 of the Employee Retirement Income Security Act of 1974 with regard to any of the assets of Comenity Bank, which lien shall secure a liability in excess of $   and shall not have been released within 40 days;

(j)  a default shall have occurred and be continuing under any instrument or agreement evidencing or securing indebtedness for borrowed money of Comenity Bank in excess of $   which default (i) is a default in payment of any principal or interest on such indebtedness when due or within any applicable grace period or (ii) shall have resulted in acceleration of the maturity of such indebtedness; or

(k)  without limiting the foregoing, the occurrence of an Event of Default with respect to Series 2009-VFN and acceleration of the maturity of the Series 2009-VFN Notes pursuant to Section 5.3 of the Indenture.

then, in the case of any event described in subsections 7.1(a), (b), (e), (h)(ii), (i) or (j) of this Indenture Supplement, after the applicable grace period set forth in such Sections, either (i) Indenture Trustee or (ii) the Majority Noteholders by notice then given in writing to Transferor and Servicer (and to the Indenture Trustee if given by the Holders) may declare that an early amortization event (a "Early Amortization Event") has occurred as of the date of such notice, and in the case of any event described in subsections 7.1(c), (d), (f), (g), (h)(i) or (k)ofthis Indenture Supplement, an Early Amortization Event shall occur without any notice or other action on the part of Indenture Trustee or the Series 2009-VFN Noteholders immediately upon the occurrence of such event.

In addition to the other consequences of a Series 2009-VFN Early Amortization Event specified herein or a Trust Early Amortization Event, from and after the occurrence of any Series 2009-VFN Early Amortization Event or a Trust Early Amortization Event (until the same shall have been waived by all of the Series 2009-VFN Noteholders), with respect to any Account included in the Approved Portfolios, Transferor shall no longer permit or require Merchant Adjustment Payments (except those owed by Redcats) or In-Store Payments to be netted against amounts owed to Transferor by the applicable Merchant but shall instead exercise its rights to require each Merchant (other than Redcats) to transfer to Servicer, not later than the third Business Day following receipt by such Merchant of any In-Store Payments or the occurrence of any event giving rise to Merchant Adjustment Payments, an amount equal to the sum of such In-Store Payments and Merchant Adjustment Payments. In addition, if any bankruptcy or other insolvency proceeding has been commenced against a Merchant, Servicer shall require that Merchant to (i) stop accepting In-Store Payments and (ii) inform Obligors who wish to make In-Store Payments that payment should instead be sent to Servicer, provided that Servicer shall not be required to take such action if (x) Servicer or Trustee has been provided a letter of credit, surety bond or other similar instrument covering collection risk with respect to In-Store Payments, (y) the Rating Agency Condition is satisfied with respect to such letter of credit, surety bond or other similar instrument and (z) each of the Series 2009-VFN Noteholders consents to such arrangement.

ARTICLE VIII.

Redemption of Series 2009-VFN Notes; Series Termination

Section 8.1   Optional Redemption of Series 2009-VFN Notes; Final Distributions.

(a)  On any Business Day occurring on or after the date on which the outstanding principal balance of the Series 2009-VFN Notes is reduced to 5% or less of the greatest ever Note Principal Balance, the Servicer shall have the option to redeem the Series 2009-VFN Notes, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

(b)  Servicer shall give the Indenture Trustee at least thirty (30) days prior written notice of the date on which Servicer intends to exercise such optional redemption.  Not later than 12:00 noon, New York City time, on such day Servicer shall deposit into the Collection Account in immediately available funds the excess of the Reassignment Amount over the amount, if any, on deposit in the Principal Account.  Such redemption option is subject to payment in full of the Reassignment Amount.  Following such deposit into the Collection Account in accordance with the foregoing, the Collateral Amount for Series 2009-VFN shall be reduced to zero and the Series 2009-VFN Noteholders shall have no further security interest in the Receivables.  The Reassignment Amount shall be distributed as set forth in subsection 8.1(d).

(c)           (i)  The amount to be paid by the Transferor with respect to Series 2009-VFN in connection with a reassignment of Receivables to the Transferor pursuant to subsection 2.4(e) of the Transfer and Servicing Agreement shall equal the Reassignment Amount for the first Distribution Date following the Monthly Period in which the reassignment obligation arises under the Transfer and Servicing Agreement.

(ii)  The amount to be paid by the Transferor with respect to Series 2009-VFN in connection with a repurchase of the Notes pursuant to Section 7.1 of the Transfer and Servicing Agreement shall equal the Reassignment Amount for the Distribution Date of such repurchase.

(d)  With respect to (a) the Reassignment Amount deposited into the Distribution Account pursuant to Section 8.1 or (b) the proceeds of any sale of Receivables pursuant to clause 5.5(a)(iii) of the Indenture with respect to Series 2009-VFN, the Indenture Trustee shall, in accordance with the written direction of the Servicer, not later than 12:00 noon, New York City time, on the related Distribution Date, make distributions of the following amounts (in the priority set forth below and, in each case, after giving effect to any deposits and distributions otherwise to be made on such date) in immediately available funds:  (i) (x) the Class A Principal Balance on such Distribution Date will be distributed to the Class A Noteholders and (y) an amount equal to the sum of (A) Class A Monthly Interest for such Distribution Date, (B) any Class A Monthly Interest previously due but not distributed to the Class A Noteholders on any prior Distribution Date, (C) Class A Non-Use Fees, if any, due and payable on such Distribution Date or any prior Distribution Date and (D) Class A Additional Amounts, if any, due and payable on such Distribution Date or any prior Distribution Date will be distributed to the Class A Noteholders, (ii)(x) the Class M Principal Balance on such Distribution Date will be distributed to the Class M Noteholders and (y) an amount equal to the sum of (A) Class M Monthly Interest for such Distribution Date, (B) any Class M Deficiency Amount for such Distribution Date, (C) the amount of Class M Additional Interest, if any, for such Distribution Date and any Class M Additional Interest previously due but not distributed to the Class M Noteholders on any prior Distribution Date, and (D) Class M Additional Amounts, if any, due and payable on such Distribution Date or any prior Distribution Date will be distributed to the Class M Noteholders, (iii)(x) the Class B Principal Balance on such Distribution Date will be distributed to the Class B Noteholders and (y) an amount equal to the sum of (A) Class B Monthly Interest for such Distribution Date, (B) any Class B Deficiency Amount for such Distribution Date, (C) the amount of Class B Additional Interest, if any, for such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Noteholders on any prior Distribution Date, and (D) Class B Additional Amounts, if any, due and payable on such Distribution Date or any prior Distribution Date will be distributed to the Class B Noteholders, (iv)(x) the Class C Principal Balance on such Distribution Date will be distributed to the Class C Noteholders and (y) an amount equal to the sum of (A) Class C Monthly Interest for such Distribution Date, (B) any Class C Deficiency Amount for such

Distribution Date, (C) the amount of Class C Additional Interest, if any, for such Distribution Date and any Class C Additional Interest previously due but not distributed to the Class C Noteholders on any prior Distribution Date, and (D) Class C Additional Amounts, if any, due and payable on such Distribution Date or any prior Distribution Date will be distributed to the Class C Noteholders, and (v) any excess shall be released to the Issuer.

Section 8.2  Series Termination.  The right of the Series 2009-VFN Noteholders to receive payments from the Trust will terminate on the first Business Day following the Series Termination Date.

ARTICLE IX.

Miscellaneous Provisions

Section 9.1  Ratification of Indenture; Amendments; Voting.

(a)  As supplemented by this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument.  This Indenture Supplement may be amended only by a Supplemental Indenture entered in accordance with the terms of Section 10.1 or 10.2 of the Indenture.  For purposes of the application of Section 10.2 to any amendment of this Indenture Supplement, the Series 2009-VFN Noteholders shall be the only Noteholders whose vote shall be required.  The Transferor shall provide notice of any amendment to this Indenture Supplement to S&P.

(b)  In determining whether the Holders of Notes representing the requisite percentage of Class A Notes have given any consent or waiver hereunder or under any other Transaction Document, during the Revolving Period, Holders of Class A Notes representing the requisite percentage of both the Class A Note Principal Balance and the Class A Maximum Principal Balance shall be required to have given such consent or waiver.

Section 9.2  Form of Delivery of the Series 2009-VFN Notes.  The Class A Notes, the Class M Notes and the Class B Notes shall be Definitive Notes and shall be registered in the Note Register in the name of the initial purchasers of such Notes identified in the Note Purchase Agreements.

Section 9.3  Notices.  Any required notice shall be made to the Rating Agencies and the Noteholders at the following:

(a)  If to DBRS: DBRS, Inc., 140 Broadway, 35th Floor, New York, New York, 10005 and ABS_Surveillance@dbrs.com.

(b)  If to the Lead Agent, to the address specified in the applicable Note Purchase Agreement.

(c)  If to the Series 2009-VFN Noteholders, to the address specified in the applicable Note Purchase Agreement.

Section 9.4  Counterparts.  This Indenture Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

Section 9.5  GOVERNING LAW.  THIS INDENTURE SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 9.6  Limitation of Liability.  Notwithstanding any other provision herein or elsewhere, this Agreement has been executed and delivered by U.S. Bank Trust National Association, not in its individual capacity, but solely in its capacity as Owner Trustee of the Trust, in no event shall U.S. Bank Trust National Association in its individual capacity have any liability in respect of the representations, warranties, or obligations of the Trust hereunder or under any other document, as to all of which recourse shall be had solely to the assets of the Trust, and for all purposes of this Agreement and each other document, the Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

Section 9.7  Rights of the Indenture Trustee.  The Indenture Trustee shall have herein the same rights, protections, indemnities and immunities as specified in the Master Indenture.

Section 9.8  Additional Provisions.  Notwithstanding anything to the contrary in any Transaction Document, until the Series Termination Date:

(a)  The Indenture Trustee shall not agree to any extension of the 60 day periods referred to in Section 2.4 or 3.3 of the Transfer and Servicing Agreement;

(b)  Notwithstanding subsection 3.3(j) of the Transfer and Servicing Agreement, neither Transferor nor Servicer will take any action to cause any Receivable to be evidenced by, or to constitute, chattel paper, and each represents that none of the Receivables is evidenced by, or constitutes, chattel paper.

(c)  Without the consent of each Class A Noteholder (which consent shall not be unreasonably withheld or delayed), Transferor shall not (i) engage in any transaction described in Section 4.2 of the Transfer and Servicing Agreement, (ii) designate additional or substitute Transferors or Credit Card Originators as permitted by Section 2.9 or 2.10 of the Transfer and Servicing Agreement, (iii) increase the percentage of Principal Receivables referred to in the proviso to clause (f) of the definition of "Eligible Account", (iv) amend any Transaction Document in a manner that adversely affects the Class A Noteholders, (v) amend the Transfer and Servicing Agreement to permit the addition of receivables arising in VISA, MasterCard or any other type of open end revolving credit card account other than those in the Identified Portfolio or (vi) amend this Indenture Supplement.

(d)  The Additional Minimum Transferor Amount is hereby specified as an additional amount to be considered part of the Minimum Transferor Amount pursuant to clause (b) of the definition of Minimum Transferor Amount.

(e)  The Transferor may designate additional Approved Portfolios if (a) the Rating Agency Condition is satisfied with respect to that designation and (b) the Transferor delivers to the Indenture Trustee an Opinion of Counsel that all UCC financing statements or amendments required to perfect the interest of the Trust and, if the date of determination is prior to the Certificate Trust Termination Date, the Trustee in Receivables arising in accounts included in each such Additional Portfolio have been made.

Section 9.9  No Petition.  The Issuer and the Indenture Trustee, by entering into this Indenture Supplement, and each Series 2009-VFN Noteholder, by accepting a Series 2009-VFN Note, hereby covenant and agree that they will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Series 2009-VFN Noteholders, the Indenture or this Indenture Supplement; provided, however, that nothing herein shall prohibit the Indenture Trustee from filing proofs of claim or otherwise participating in such proceedings instituted by any other person.  The provisions of this Section 9.8 shall survive the termination of this Indenture Supplement.

Section 9.10  Additional Requirements for Registration of and Limitations on Transfer and Exchange of Notes.

(a)  All Transfers will be subject to the transfer restrictions set forth on the Notes.

(b)  No Transfer (or purported Transfer) of a Class M Note, Class B Note or Class C Note (or economic interest therein) shall be made by Comenity Bank, the Transferor or any person which is considered the same person as Comenity Bank or the Transferor for U.S. Federal income tax purposes (except to a person which is considered the same person as Comenity Bank for such purposes) and any such Transfer (or purported Transfer) of such Notes shall be void ab initio unless an Opinion of Counsel is first delivered to the Indenture Trustee to the effect that such Notes will constitute debt for U.S. federal income tax purposes.

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IN WITNESS WHEREOF, the undersigned have caused this Indenture Supplement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

WORLD FINANCIAL NETWORK CREDIT
CARD MASTER NOTE TRUST,  as Issuer

By:  U. S. Bank Trust National Association, not in
its individual capacity, but solely as Owner Trustee

By:  /s/ Annette Morgan
      Name:  Annette Morgan
       Title:  Assistant Vice President

UNION BANK, N.A., as Indenture Trustee

By:  /s/ Eva Aryeetey
      Name:  Eva Aryeetey
       Title:  Vice President

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Acknowledged and Accepted:

WFN CREDIT COMPANY, LLC
  as Transferor and as sole Class M Noteholder,
   Class B Noteholder and Class C Noteholder

By:  /s/ Ronald C. Reed
       Name: Ronald C. Reed
        Title: Vice President and Treasurer

S-2	Indenture Supplement